As filed with the Securities and Exchange Commission on April 26, 2016
1933 Act Registration No. 333-187071
1940 Act Registration No. 811-07645
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 5
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 78
Lincoln National Variable Annuity Account L
(Exact Name of Registrant)
Lincoln Secured Retirement IncomeSM Version 4
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2016, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Lincoln Secured Retirement IncomeSM Version 4
Group Variable Annuity Contract
Lincoln National Variable Annuity Account L
May 1, 2016
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-234-3500
This prospectus describes a group variable annuity contract with a Guaranteed Withdrawal Benefit for covered Participants that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is for use with certain qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Participant Account Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.
This contract is sold to qualified retirement plans to provide Participants with guaranteed lifetime periodic withdrawals.
All Purchase Payments will be placed in Lincoln National Variable Annuity Account L (Variable Annuity Account (VAA)). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value derived from Purchase Payments. If the Subaccount makes money, your Contract Value goes up; if the Subaccount loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the Subaccount or its fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The Purchase Payments are not bank deposits, and the contract is not endorsed by any bank or government agency.
The available fund is: LVIP Global Moderate Allocation Managed Risk Fund (fund), a series of the Lincoln Variable Insurance Products Trust. The fund is a fund of funds and invests substantially all of its assets in other funds.
This prospectus gives you information about the contract that you should know before deciding to buy a contract and make Purchase Payments. You should also review the prospectus for the fund and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-234-3500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

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Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets of the contract offered in this prospectus.
Accumulation Unit—A measure used to calculate Contract Value for the contract before the Annuity Commencement Date.
Additional Plan Expenses—The maximum amount of Plan expenses that can be deducted from the contract on an annual basis that will not reduce the Guaranteed Withdrawal Benefit. The annual maximum amount is specified in the contract.
Annuitant—The person upon whose life the annuity payments are based.
Annuity Commencement Date—The Valuation Date when funds are withdrawn to provide a fixed dollar payout for payment of annuity benefits under the Annuity Payout option you select .
Annuity Payout— An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. This amount is paid on a fixed basis.
Automatic Annual Step-up—A feature that provides an automatic step-up of the Income Base to the Participant Account Value, subject to certain conditions.
Benefit Year— For each Participant, the 12-month period starting with the date the initial contribution is made to the group annuity contract for a Participant, and starting with each anniversary of the date of the initial contribution after that.
Beneficiary—The person or entity designated by the Participant to receive any Death Benefit paid if the Participant dies before the Annuity Commencement Date.
Contractowner (you, your, owner)—An employer or a Plan sponsor, a trustee of a trust or a custodian of: (1) a qualified pension or profit sharing plan under Section 401(a) of the Internal Revenue Code, or “tax code”; (2) an Individual Retirement Annuity under Section 408 of the tax code; (3) a tax deferred annuity under Section 403(b) of the tax code; or (4) a governmental deferred compensation plan under Section 457 of the tax code. Additional Contractowners may be allowed upon approval by us.
Contract Value—At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Participant dies.
Excess Withdrawals—Amounts withdrawn from the contract which may decrease or eliminate guarantees under the Guaranteed Withdrawal Benefit. All withdrawals are Excess Withdrawals except withdrawals to provide the Guaranteed Annual Income, the Guaranteed Withdrawal Benefit charge and the Additional Plan Expenses..
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income (GAI)—The guaranteed periodic withdrawal amount available from the Participant Account Value each Benefit Year for the life of a Participant and spouse (if applicable).
Guaranteed Annual Income Effective Date—The Valuation Date the request to receive Guaranteed Annual Income amounts for a Participant is approved by the Home Office.
Guaranteed Withdrawal Benefit or Benefit—The feature of this contract that provides guaranteed lifetime periodic withdrawals called GAI that may increase based on Automatic Annual Step-ups and also age-based increases to the withdrawal amount, regardless of investment performance of the contract and provided certain conditions are met.
Guaranteed Withdrawal Benefit Effective Date (GWB Effective Date)—The date of the first Purchase Payment into the VAA by the Contractowner on behalf of the Participant.
Income Base—A value used to calculate the Guaranteed Annual Income amount. The amount of the Income Base varies for each Participant and is adjusted as set forth in this prospectus.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Participant—A person defined as a Participant in the Plan, who has enrolled under a contract, on whose behalf Lincoln Life maintains a Participant Account Value. This individual is also the Annuitant.
Participant Account Value—The Participant’s share of the Contract Value.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
Purchase Payments—The sum of all amounts paid into the contract. Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund and are used to fund the Guaranteed Withdrawal Benefits under the contract.

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Subaccount—The portion of the VAA that reflects investments in Accumulation Units of the fund available under the contract.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract or surrender the contract.
CONTRACTOWNER TRANSACTION EXPENSES
There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Separate Account Annual Expense (as a percentage of average daily net assets in the Subaccount):
Mortality and Expense Risk and Administrative Charge	0.65%
Guaranteed Withdrawal Benefit[1]
Guaranteed Maximum Annual Charge	2.00%
Current Annual Charge	0.90%
(1)	As percentage of the Income Base (initial Purchase Payment), as increased for subsequent Purchase Payments, Automatic Annual Step-ups and decreased upon an Excess Withdrawal. The current monthly charge is 0.075%, not to exceed the guaranteed maximum monthly percentage charge of 0.17%. This charge is deducted from the Participant Account Value on a monthly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2015. More detail concerning the fund's fees and expenses is contained in the prospectus for the fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.69%	0.69%

The following table shows the expenses charged by the fund for the year ended December 31, 2015:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses (“AFFE”)	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class(1)	0.25%		0.00%		0.02%		0.42%		0.69%	0.00%	0.69%
(1)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
The fund has reserved the right to impose fees when funds shares are redeemed within a specified period of time of purchase (“redemption fees”) not reflected in the table above. There are no redemption fees at this time.
For information concerning compensation paid for the sale of contracts, see Distribution of the Contracts.
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EXAMPLES
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses, benefit charges and fund fees and expenses.
The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% annual return on assets and the maximum fees and expenses of the fund. The examples also assume that the guaranteed maximum contract charges are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$335	$1,022	$1,731	$3,608
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$335	$1,022	$1,731	$3,608
For more information – See Charges and Other Deductions in this prospectus. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life that will provide a Guaranteed Withdrawal Benefit to Participants who have allocated Purchase Payments to this contract. See The Contract. This prospectus provides a general description of the contract. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions. All material state variations are discussed in this prospectus.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to the Subaccount. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. Remember that Contractowners and Participants in the VAA benefit from any gain, and take a risk of any loss in the value of the securities in the fund's portfolios. See Variable Annuity Account.
What is my investment choice? The VAA applies your Purchase Payments to buy shares in the LVIP Global Moderate Allocation Managed Risk Fund (fund). In turn, the fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Fund.
Who invests the money? The investment adviser for the fund is Lincoln Investment Advisors Corporation. See Investments of the Variable Annuity Account — Description of the Fund.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments, you buy Accumulation Units. This contract will provide Participants with a Guaranteed Withdrawal Benefit if all conditions are met. If you or the Participant, if applicable, decides to annuitize the Participant Account Value to receive an Annuity Payout, the Accumulation Units are withdrawn to provide a fixed Annuity Payout. Participants receive a group annuity certificate which covers their rights in the group annuity contract which include the right to receive a Guaranteed Withdrawal Benefit, a Death Benefit or an Annuity Payout if conditions are met. The Participant's share of the Contract Value is called the Participant Account Value. See The Contracts.
What charges are there under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk and administrative charge. There is also an additional monthly charge for the Guaranteed Withdrawal Benefit. See Expense Tables and also the Charges and Other Deductions section of this prospectus.
The fund's investment management fee, expenses and expense limitations, if applicable, are more fully described in the Expense Tables and also the prospectus for the fund.
For information about the compensation we pay for sales of contracts, see Distribution of the Contracts.
What Purchase Payments must be made, and how often? Subject to minimum payment amounts, the payments are completely flexible. For more information, see The Contracts – Purchase Payments.
What is the Guaranteed Withdrawal Benefit? This feature provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount (referred to as Guaranteed Annual Income amounts) based on a percentage of an Income Base with the potential for age-based increases to the Guaranteed Annual Income amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender
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and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus.
How will my Annuity Payouts be calculated? If a Participant decides to annuitize, the Participant may select an annuity option and start receiving Annuity Payouts from the contract as a fixed option. See Annuity Payouts — Annuity Options.
What happens if the Participant dies before annuitization? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See Guaranteed Withdrawal Benefit — Death Prior to the Annuity Commencement Date.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May the Participant surrender the Participant account or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if the Participant decides to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Do Participants get a free look at their certificate? A Participant can cancel a certificate within twenty days (in some states longer) of the date the Participant receives the certificate. The Participant must give notice to the Home Office. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the fund on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
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In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-234-3500. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The VAA is a segregated investment account under Indiana law, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contract and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the fund. The Contractowner and Participant assume the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-234-3500.
Investments of the Variable Annuity Account
Any Purchase Payments that you or the Participant, if authorized by the Contractowner, allocate to the Subaccount will be allocated to the Standard Class of the fund. Shares of the fund will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request.
Investment Adviser
Lincoln Investment Advisors Corporation (LIA) is the investment adviser for the fund. LIA is registered under the Investment Advisers Act of 1940. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of the fund, as defined in the prospectus for the fund.
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Certain Payments We Receive with Regard to the Fund
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the funds. With respect to the fund, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and the amount we receive may be substantial. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners and Participants, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the fund’s prospectus for more information). Additionally, a fund’s adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
Description of the Fund
The Subaccount of the VAA is invested solely in shares of the LVIP Global Moderate Allocation Managed Risk Fund, a fund of funds.
The fund offered as part of this contract may have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the fund, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of the fund will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
The fund invests substantially all of its assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. This arrangement is referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.
This fund may employ a risk management strategy to provide for downside protection during sharp downward movements in equity markets.This strategy could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected. For more information about the fund and the investment strategies it employs, please refer to the fund's current prospectuses. Fund prospectuses are available by contacting us.
This fund is included as an investment option in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Guaranteed Withdrawal Benefit. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the rider, may be deemed to present a potential conflict of interest with respect to the interests of the Contractowner and/or Annuitants. In addition, any negative impact to the underlying fund as a result of the risk management strategies may limit your Participant Account Values, which in turn may limit your ability to achieve step-ups of the benefit base under the Guaranteed Withdrawal Benefit.
The Guaranteed Withdrawal Benefit under the contract also provides protection in the event of a market downturn. Likewise, there is an additional cost associated with the Guaranteed Withdrawal Benefit which can limit the contract’s upside participation in the markets.
Following is a brief summary of the fund description. More detailed information may be obtained from the current prospectus for the fund. You should read the fund prospectus that accompanies this prospectus carefully before investing. A prospectus for the fund is available by contacting us. In addition, if you receive a summary prospectus for the fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that the fund will achieve its stated objective.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): Balance between high current income with growth of capital. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets; A fund of funds.
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Fund Shares
We will purchase shares of the fund at net asset value and direct them to the Subaccount of the VAA. We will redeem sufficient shares of the fund to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. Redeemed shares are retired, but they may be reissued later.
Shares of the fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccount established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The fund currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. The fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The fund does not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the fund are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute the fund for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close the Subaccount to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The fund, which sells shares to the Subaccount pursuant to a participation agreement, also may terminate the agreement and discontinue offering its shares to the Subaccount. A substitution might also occur if shares of a fund should no longer be available, or if investment in the fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
If the Subaccount or fund is closed to future Purchase Payments, we may add a new investment option to the contract. As an alternative, we may substitute a new fund for the prior fund option, after obtaining any necessary approval of the SEC and upon written notice to you. At least one variable investment option will be available at all times.
We also may:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contract from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contract to reflect changes to the Subaccount and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required;
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•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations; and
•	providing toll-free and website inquiry services.
The benefits we provide include:
•	a Death Benefit;
•	a Guaranteed Withdrawal Benefit;
•	Annuity Payout benefits; and
•	cash surrender value benefits.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from the Guaranteed Withdrawal Benefit will exceed the Contract Value;
•	the risk that the Death Benefits paid will exceed the actual Contract Value; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the VAA. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
We apply to the daily net asset value of the Subaccount a charge which is equal to an annual rate of:
Mortality and expense risk and administrative charge	0.65%
Guaranteed Withdrawal Benefit charge: The annual charge for this feature is currently 0.90% (0.075% monthly). This charge is applied to the Income Base (initial Purchase Payment), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this benefit from the Participant Account Value on a monthly basis, with the first deduction occurring on the Valuation Date on or next following the one-month anniversary of the Guaranteed Withdrawal Benefit Effective Date. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. See Guaranteed Withdrawal Benefit – Income Base section for a discussion and example of the impact of the changes to the Income Base.
The percentage charge may increase no more frequently than once in a 12-month period and we will notify you in advance of the effective date of the change. The charge will not exceed the guaranteed maximum annual percentage charge of 2.00%. The guaranteed maximum monthly percentage charge is 0.17%.
If the Participant Account Value is reduced to zero while the Participant is receiving a Guaranteed Annual Income, this charge will not be deducted.
Other Charges and Deductions
There are additional deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the prospectus for the fund.
Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures;
•	the performance of administrative or sales functions by the employer;
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
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•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.
The Contract
Purchase of Contract
This prospectus describes a group variable annuity contract under which we allocate payments to the accounts of individual Participants and provide a Guaranteed Withdrawal Benefit if all conditions are met. Each Participant under the group variable annuity contract receives a certificate which summarizes the provisions of the group contract and is proof of participation. The Participant's share of the Contract Value is called the Participant Account Value.
Purchase Payments
Periodic Purchase Payments are payable to us at a frequency and in an amount specified by the Plan sponsor. Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund and are used to fund the Guaranteed Withdrawal Benefit. If Purchase Payments are discontinued, the contract will remain in force as a paid-up contract. If you submit a Purchase Payment to your agent, we will not begin processing the Purchase Payment until we receive it from your agent's broker-dealer in Good Order.
The maximum annual Purchase Payment into the contract for a Participant will be limited to $500,000 without the Home Office approval. Purchase Payments from a Participant which originate from other investment options available under the Plan and are made within 180 days of a withdrawal from the Participant Account Value may be limited to $25,000 in the future. In addition we may further limit or decline future Purchase Payments into the contract as long as we provide you 180 days notice. It is possible that we could refuse any or all future Purchase Payments. If future Purchase Payments cannot be made into this contract, Participant Account Values and Income Bases will no longer be increased by additional Purchase Payments. Participants should consider these Purchase Payment limitations and how they may impact their long-term investment plans, especially if the intent is to make additional Purchase Payments over a long period of time.
Valuation Date
Accumulation Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value will not change.
Allocation of Purchase Payments
Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund Subaccount and are used to fund the Guaranteed Withdrawal Benefit. Purchase Payments allocated to the VAA are converted into Accumulation Units and are credited to the account of each Participant. The number of Accumulation Units credited is determined by dividing the Purchase Payment by the value of an Accumulation Unit on the Valuation Date on which the Purchase Payment is received in Good Order at our Home Office if received before 4:00 p.m., New York time or the close of trading of the New York Stock Exchange. If the Purchase Payment is received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the fund performs, but also upon the expenses of the VAA and the fund.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for the Subaccount was established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the fund, fund expenses, and the deduction of certain contract charges. We determine the value of an Accumulation Unit on the last day of any following Valuation Period as follows:
1.  The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.  The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.  The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
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The daily charges imposed on the Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Guaranteed Withdrawal Benefit
The Guaranteed Withdrawal Benefit provides for each Participant (and spouse if the joint life option is elected):
•	Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Participant Account Value if the Participant Account Value is equal to or greater than the Income Base and the maximum age(s) has not been reached;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to the Guaranteed Annual Income Effective Date or that exceed the Guaranteed Annual Income amount (referred to as Excess Withdrawals) may significantly reduce the Income Base as well as the Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the benefit if the Income Base is reduced to zero.
The Guaranteed Withdrawal Benefit provides guaranteed, periodic withdrawals for the Participant’s life or for the lives of the Participant and spouse (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. For purposes of this Guaranteed Withdrawal Benefit, spouse means an individual who would be recognized as a spouse under federal law. An Income Base is used to calculate the Guaranteed Annual Income payment from Participant Account Value, but is not available as a separate benefit upon death or surrender. We will calculate the Income Base based on the amount of the initial Purchase Payment made for a Participant by Plan sponsor at the time the first Participant Purchase Payment is made. The Income Base will be increased by subsequent Participant Purchase Payments from the Plan sponsor and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. Limits on Purchase Payments are discussed in the Purchase Payments section of this prospectus. No additional Purchase Payments are allowed for a Participant if the Participant Account Value decreases to zero after the Guaranteed Annual Income Effective Date for any reason.
The Guaranteed Withdrawal Benefit provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the Participant (single life option) or younger of the Participant or spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, the Participant may receive Guaranteed Annual Income payments for life. Under the joint life option, Guaranteed Annual Income amounts for the lifetimes of the Participant and spouse will be available.
Income Base. The Income Base is a value used to calculate the Guaranteed Annual Income amount. The Income Base is not available as a lump sum withdrawal or as a Death Benefit. The initial Income Base equals the amount of the Participant’s share of Purchase Payments into the contract. The maximum Income Base is $2,000,000 for each Participant. This maximum takes into consideration the total guaranteed amounts under the living benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which the Participant (and/or spouse if joint life option) are the covered lives.
Each additional Purchase Payment automatically increases the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base). Additional Purchase Payments will not be allowed after the Guaranteed Annual Income Effective Date if the Participant Account Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount and amounts deducted for the Guaranteed Withdrawal Benefit charge and Additional Plan Expenses will not reduce the Income Base. All withdrawals prior to the Guaranteed Annual Income Effective Date are considered Excess Withdrawals.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Participant Account Value on the Valuation Date immediately prior to each Benefit Year anniversary if:
a.)	the Participant (single life option), or the Participant or spouse (joint life option) are still living and under age 86 (if both spouses are living, they both must be under age 86); and
b.)	the Participant Account Value on that Valuation Date, after the deduction of any withdrawals (including the Guaranteed Withdrawal Benefit charge), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional Purchase Payments):
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	Contract Value	Income Base
Initial Purchase Payment $50,000	$50,000	$50,000
Valuation Date immediately prior to 1st Benefit Year anniversary	$54,000	$54,000
Valuation Date immediately prior to 2nd Benefit Year anniversary	$53,900	$54,000
Valuation Date immediately prior to 3rd Benefit Year anniversary	$57,000	$57,000
Valuation Date immediately prior to 4th Benefit Year anniversary	$64,000	$64,000
Withdrawal Amount. Participants may request to begin Guaranteed Annual Income withdrawals by submitting a request to the Home Office. The Valuation Date the request is approved is the Guaranteed Annual Income Effective Date. At that time, the Participant will elect either the single life option or the joint life option of the Guaranteed Withdrawal Benefit. After the Guaranteed Annual Income Effective Date, periodic withdrawals up to the Guaranteed Annual Income amount may be taken each Benefit Year for the lifetime of the Participant (single life option) or the lifetimes of the Participant and spouse (joint life option) as long as the Guaranteed Annual Income amount is greater than zero. Guaranteed Annual Income withdrawals may be taken once the Participant (single life option) or the younger of the Participant and spouse (joint life option) turn age 55.
Upon the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income percentage is based on the age of the Participant (single life option) or the age of the younger of the Participant and spouse (joint life option) as set forth in the table below. For example, if the Guaranteed Annual Income Effective Date is at age 60 (single life option), the Guaranteed Annual Income percentage would be 4%. After the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after an applicable higher age band has been reached and after there has also been an Automatic Annual Step-up. The Automatic Annual Step-up must occur after the date the Participant (or spouse if applicable) reached the higher age band. If an applicable age band has been reached and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If the entire Guaranteed Annual Income amount is not withdrawn during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. If the Guaranteed Annual Income Effective Date does not occur on a Benefit Year anniversary, the Guaranteed Annual Income amount for the first year will be prorated based on the number of days remaining in that Benefit Year.
Table of Guaranteed Annual Income Percentages by Ages
Age	Guaranteed Annual Income amount percentage (Single Life Option)	Guaranteed Annual Income amount percentage (Joint Life Option)
At Least 55 and under 65	4%	3.5%
65-70	5%	4.5%
71+	6%	5.5%
We may change the Table of Guaranteed Annual Income Percentages by Ages (“Table”) for future Purchase Payments. We will provide you with notice of any change to the Table. If there is a change to the Table, a weighted average percentage will be used to determine the Guaranteed Annual Income. This weighted average calculation is described below.
If the Participant Account Value is reduced to zero while receiving a Guaranteed Annual Income amount because of market performance or Guaranteed Withdrawal Benefit charges, payments equal to the Guaranteed Annual Income amount will continue automatically for the life of the Participant (and spouse's life if applicable). The remaining Income Base is not available as a lump sum withdrawal. The Participant will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate, and the Participant will have no more rights or benefits under this contract.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Participant Account Value.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Participant Account Value. The example assumes that the Participant is age 58 (4% Guaranteed Annual Income percentage for single life option) on the Guaranteed Annual Income Effective Date, and has an Income Base of $200,000:
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Participant Account Value on the Guaranteed Annual Income Effective Date	$200,000
Income Base on the Guaranteed Annual Income Effective Date	$200,000
Initial Guaranteed Annual Income amount on the Guaranteed Annual Income Effective Date ($200,000 x 4%)	$ 8,000
Participant Account Value six months after Guaranteed Annual Income Effective Date	$210,000
Income Base six months after Guaranteed Annual Income Effective Date	$200,000
Withdrawal six months after Guaranteed Annual Income Effective Date when Participant is still age 58	$ 8,000
Participant Account Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Participant Account Value on next Benefit Year anniversary	$205,000
Income Base on next Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on next Benefit Year anniversary	$ 8,200
The Automatic Annual Step-up was available on the first Benefit Year anniversary and increased the Income Base to the Participant Account Value of $205,000. The Guaranteed Annual Income amount also increased to $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Participant is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Note that the Benefit Year does not change so all withdrawals during the Benefit Year, (withdrawals before and after the additional Purchase Payment), will count toward the Guaranteed Annual Income amount.
Purchase Payments for a Participant into the contract cannot exceed $500,000 in a Benefit Year.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Weighted Average Guaranteed Annual Income Percentage. If we make a change to the Table of Guaranteed Annual Income Percentages by Ages (“Table”) then a weighted average guaranteed annual income (“WAGAI”) percentage will be used to calculate the Guaranteed Annual Income. A WAGAI percentage will be calculated based on the portion of Purchase Payments, Automatic Annual Step-Ups and Excess Withdrawals that are allocated to each Table that was in effect when Purchase Payments were made. The percentage for each Table is determined according to this formula: (a) divided by (b) times (c); where
(a) is the portion of the Income Base calculated on the basis of Purchase Payments made during the time the specific Table is in effect and adjusted by Automatic Annual Step-Ups and Excess Withdrawals;
(b) is the total Income Base for all Tables;
(c) is the applicable percentage for the age and measuring life option for that Table.
The percentage for each applicable Table will be calculated according to the formula above. Then the percentages determined for each Table will be added together to determine the WAGAI percentage. The WAGAI percentage will be recalculated following the date of an additional Purchase Payment, Automatic Annual Step-Up or Excess Withdrawal. Excess Withdrawals will reduce the Participant Account Value and Income Base on a pro rata basis according to the Participant Account Value and Income Base allocated to each Table.
The following example demonstrates how the WAGAI is calculated if Purchase Payments are made while two different Tables are in effect:
Total Purchase Payment during Year 1 (Table 1 in effect)	$5,000
Automatic Step-Up of Income Base to market value on Benefit Year anniversary	$5,900
Total Purchase Payments during Year 2 (Table 2 in effect)	$5,000
Market loss so no Automatic Step-Up on Benefit Year anniversary	$10,900
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The Participant is age 60 on the Guaranteed Annual Income Effective Date. The percentage rate for this Participant under Table 1 was 4% (single life). The percentage rate under Table 2 was 3.5%.
According to the formula above, at the end of year 2 the percentage attributed to the first Table is ($5,900 / $10,900 x 4%) = 2.16%. The percentage attributed to the second Table is ($5,000 / $10,900 x 3.5%) = 1.61%. Adding the two rates together results in a WAGAI of 3.77%. This rate will be applied to the Total Income Base of $10,900 to produce a Guaranteed Annual Income amount of $410.93.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or are withdrawals made prior to the Guaranteed Annual Income Effective Date. Withdrawals for the Guaranteed Withdrawal Charge and Additional Plan Expenses are not treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
•	the Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Participant Account Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
•	the Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).
We will provide the Participant quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Automatic Annual Step-ups, Excess Withdrawals and additional Purchase Payments) available for the Benefit Year, if applicable, in order to determine whether a withdrawal may be an Excess Withdrawal. Questions regarding Excess Withdrawals should be referred to the customer service number provided on the front page of this prospectus.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Participant Account Value. The Participant who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal: Participant Account Value = $60,000 Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal, $3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal.
The Participant Account Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced: Participant Account Value = $56,600 ($60,000 - $3,400) Income Base = $85,000
The Participant Account Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Participant Account Value ($8,600 ÷ $56,600)
Participant Account Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
On the following Benefit Year anniversary:
Participant Account Value = $43,000
Income Base = $72,084.81
Guaranteed Income amount = $2,883.39 (4% x $72,084.81 Income Base)
In a declining market, Excess Withdrawals may significantly reduce the Income Base as well as the Guaranteed Annual Income amount. If the Income Base or Participant Account Value is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate and the Participant will have no more rights or benefits under this contract.
After the Guaranteed Annual Income Effective Date, withdrawals will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
•	Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
•	The RMD calculation must be based only on the Participant Account Value in this contract; and
•	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the greater of the Guaranteed Annual Income amount or RMDs, will be treated as Excess Withdrawals.
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Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Death Prior to the Annuity Commencement Date. The Guaranteed Withdrawal Benefit has no provision for a payout of the Income Base upon death of the Participant or Annuitant. A Death Benefit may be paid to the Beneficiary if the conditions set forth below are met. Payment of a Death Benefit terminates the Guaranteed Withdrawal Benefit for this Participant and surviving spouse if applicable. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.
Upon the death of the Participant prior to the Guaranteed Annual Income Effective Date or upon the Participant’s death with the single life option, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit as set forth below, may be available.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse unless a Death Benefit is paid out if available. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available upon the second death.
The Death Benefit is equal to the greater of:
•	the current Participant Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments into the Participant Account Value decreased by withdrawals. Excess Withdrawals reduce the sum of all Purchase Payments in the same proportion that Excess Withdrawals reduced the Participant Account Value. All other withdrawals reduce the sum of all Purchase Payments by the dollar amount of the withdrawal.
The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	our receipt of all required claim forms, fully completed.
If the Death Benefit becomes payable upon the death of the Participant, the Beneficiary may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout if provided by the Plan. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.
If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.
All Death Benefit payments will be subject to the Plan and to the laws and regulations governing Death Benefits.
The tax code requires that any distribution be paid within five years of the death of the Participant unless the Beneficiary begins receiving, within one year of the Participant's death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the Beneficiary's life expectancy.
Termination. The Contractowner may terminate the contract, including the Guaranteed Withdrawal Benefit, by notifying us in writing and surrendering the contract without requesting to preserve the Guaranteed Withdrawal Benefit. Under current law, if this occurs and the Participant is not eligible for a rollover distribution and the Plan sponsor does not make other arrangements to provide the benefit, the Participant may lose the Guaranteed Withdrawal Benefit.
The Guaranteed Withdrawal Benefit will automatically terminate for a Participant:
•	on the Annuity Commencement Date; or
•	upon the death of the Participant prior to the Guaranteed Annual Income Effective Date; or
•	upon the death of the Participant under the single life option; or
•	upon the death of the survivor under the joint life option; or
•	when the Income Base or Participant Account Value is reduced to zero due to an Excess Withdrawal; or
•	if the Plan contains a small account payout provision and the Participant does not elect a rollover distribution (depending on a Plan’s terms, a rollover may not be available for account balances less than $200).
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of the Guaranteed Withdrawal Benefit, the benefits and charges within the Participant Account will terminate and any Participant Account Value must be removed from this contract.
Rollover Benefit. A Participant who is eligible for a rollover distribution from the Plan may request a rollover to another Lincoln contract to continue the Guaranteed Withdrawal Benefit if the following conditions are met:
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•	a request for direct rollover of the entire Participant Account Value is made or authorized by the Contractowner;
•	the amount rolled over is eligible for distribution under the Plan;
•	the Participant applies for the participation in the rollover contract in accordance with our procedures; and
•	the entire Participant Account Value is transferred to the rollover contract.
The rollover contract will provide the same Guaranteed Annual Income amount calculations that the Participant received from the retirement plan contract on the day prior to the rollover. However, the new contract may have different provisions such as charges and investment options.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of a portion of the Contract Value upon your written request or the written request of a Participant, if authorized by the Contractowner, subject to the conditions of the contract discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value at the end of the Valuation Period during which the written request for surrender/withdrawal is received at the Home Office if the request is received in Good Order before 4:00 p.m. New York time or the close of trading of the New York Stock Exchange if earlier. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code.
Distribution of Section 403(b) elective deferrals many not be paid to a Participant earlier than the earliest date on which the Participant has a severance from employment, dies, has a hardship, becomes disabled, or attains age 59½. Special rules for pre-1989 Section 403(b) elective deferrals (but not earnings thereon) may apply subject to Plan terms and conditions. Distributions from a 403(b) custodial account may not be paid to a Participant before the Participant has a severance from employment, dies, becomes disabled, or attains age 59½. Any amounts transferred out of a 403(b) custodial account to an annuity, including earnings thereon, continue to be subject to these distribution restrictions.
For contracts issued in connection with qualified plans, Participants should consult the terms of the plan for limitations on early surrender or payment. See Federal Tax Matters and the SAI.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
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Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
The owner on the date of issue will be the entity designated in the contract specifications.
As Contractowner, you have all rights under the contract. A Contractowner who is a custodian or trustee may provide certain ownership rights to the Participant/Annuitant. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any Death Benefits or benefits offered under living benefit riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-234-3500.
Annuity Payouts
Available Annuity Commencement Dates and Annuity Payout options are specified in the Plan or by the Plan sponsor.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a fixed basis. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You or the Annuitant/Participant, if authorized by the Contractowner, may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each Annuity Payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each Annuity Payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.
Annuity Options
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Plan.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
If any payee dies after an Annuity Payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):
the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;
•	the amount payable at the death of the payee under the unit refund life annuity; or
•	the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.
If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).
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General Information
None of the options listed above currently provides withdrawal features, permitting the Contractowner or Participant to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.
You or the Participant, if allowed, must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life annuity) will be paid to the Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Once you begin to receive Annuity Payouts, you cannot change the payout option, payout amount, or payout period.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend the contract to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of Plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the Plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (Purchase Payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline Purchase Payments or requests that are not in compliance. We will defer crediting Purchase Payments
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we receive or processing payments you request until all information required under the tax law has been received. By directing Purchase Payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or Plan sponsor, any Plan administrator or recordkeeper, and other product providers.
Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of Plan and contract. For example,
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
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Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individuals IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
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Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the fund. The voting will be done according to the instructions of the Contractowners who have interests in the Subaccount which invests in the fund. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
The underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the fund. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
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Distribution of the Contracts
Lincoln Financial Distributors (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors (“LFA”), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.
Compensation Paid to LFA. The maximum compensation the Principal Underwriter pays to LFA is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, LFA may elect to receive a lower rate of compensation. No commission is paid for the sale of this contract.
Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The maximum compensation the Principal Underwriters pays to Selling Firms, other than LFA, is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, some Selling Firms may elect to receive a lower rate of compensation. No commission is paid for the sale of this contract. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the Statement of Additional Information (SAI).
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the Fund. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which
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we receive the cancellation request. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However,
25

given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
26

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L
For a free copy of the SAI complete the form below.
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Lincoln Secured Retirement IncomeSM Version 4
Lincoln National Variable Annuity Account L

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Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801
27

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Moderate Allocation Managed Risk
2014	10.833	10.610	87
2015	10.610	10.186	93
A-1

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Lincoln Secured Retirement IncomeSM Version 4
Lincoln National Variable Annuity Account L  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln Secured Retirement IncomeSM Version 4 prospectus of Lincoln National Variable Annuity Account L dated May 1, 2016. You may obtain a copy of the Lincoln Secured Retirement IncomeSM Version 4 prospectus on request and without charge. Please write Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-234-3500.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Determination of Accumulation and Annuity Unit Value	B-2
Item	Page
Capital Markets	B-3
Advertising & Ratings	B-3
Unclaimed Property	B-3
Other Information	B-4
Financial Statements	B-4

This SAI is not a prospectus.
The date of this SAI is May 1, 2016.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account L as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,746,647, $1,631,195 and $1,412,869 to LFN and Selling Firms in 2013, 2014 and 2015 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
B-2

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
B-3

Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life appear on the following pages.
B-4

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $81,196; 2014 – $78,039)	$84,072	$85,421
Variable interest entities’ fixed maturity securities (amortized cost: 2015 – $596; 2014 – $587)	598	598
Equity securities (cost: 2015 – $226; 2014 – $216)	237	231
Trading securities	1,762	1,966
Mortgage loans on real estate	8,513	7,387
Real estate	13	14
Policy loans	2,520	2,645
Derivative investments	1,485	1,763
Other investments	1,588	1,551
Total investments	100,788	101,576
Cash and invested cash	2,400	3,224
Deferred acquisition costs and value of business acquired	9,493	8,155
Premiums and fees receivable	379	480
Accrued investment income	1,034	1,016
Reinsurance recoverables	7,100	6,926
Reinsurance related embedded derivatives	95	-
Funds withheld reinsurance assets	635	655
Goodwill	2,273	2,273
Other assets	4,872	3,940
Separate account assets	123,619	125,265
Total assets	$252,688	$253,510

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,893	$19,225
Other contract holder funds	76,483	74,561
Short-term debt	90	2
Long-term debt	2,745	2,662
Reinsurance related embedded derivatives	-	109
Funds withheld reinsurance liabilities	4,478	4,441
Deferred gain on business sold through reinsurance	144	220
Payables for collateral on investments	4,565	4,311
Variable interest entities’ liabilities	4	13
Other liabilities	5,781	5,804
Separate account liabilities	123,619	125,265
Total liabilities	237,802	236,613

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,677	10,652
Retained earnings	3,118	3,066
Accumulated other comprehensive income (loss)	1,091	3,179
Total stockholder’s equity	14,886	16,897
Total liabilities and stockholder’s equity	$252,688	$253,510

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$2,825	$2,371	$2,339
Fee income	4,960	4,608	4,008
Net investment income	4,611	4,648	4,561
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75)	(25)	(75)
Portion of loss recognized in other comprehensive income	25	10	10
Net other-than-temporary impairment losses on securities recognized in earnings	(50)	(15)	(65)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(172)	(509)	122
Total realized gain (loss)	(222)	(524)	57
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	440	867	426
Total revenues	12,683	12,039	11,460
Expenses
Interest credited	2,472	2,492	2,468
Benefits	4,529	4,354	3,613
Commissions and other expenses	4,109	3,876	3,526
Interest and debt expense	105	103	93
Total expenses	11,215	10,825	9,700
Income (loss) before taxes	1,468	1,214	1,760
Federal income tax expense (benefit)	295	220	431
Net income (loss)	1,173	994	1,329
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,090)	1,752	(2,424)
Funded status of employee benefit plans	2	(3)	(6)
Total other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Comprehensive income (loss)	$(915)	$2,743	$(1,101)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$10,652	$10,636	$10,620
Stock compensation/issued for benefit plans	25	16	16
Balance as of end-of-year	10,677	10,652	10,636

Retained Earnings
Balance as of beginning-of-year	3,066	2,778	2,089
Net income (loss)	1,173	994	1,329
Dividends declared	(1,121)	(706)	(640)
Balance as of end-of-year	3,118	3,066	2,778

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,179	1,430	3,860
Other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Balance as of end-of-year	1,091	3,179	1,430
Total stockholder’s equity as of end-of-year	$14,886	$16,897	$14,844

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$1,173	$994	$1,329
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(176)	(535)	(539)
Trading securities purchases, sales and maturities, net	143	310	131
Change in premiums and fees receivable	101	(56)	(42)
Change in accrued investment income	(18)	(14)	(16)
Change in future contract benefits and other contract holder funds	868	1,407	(232)
Change in reinsurance related assets and liabilities	(1,060)	(960)	68
Change in federal income tax accruals	170	48	437
Realized (gain) loss	222	524	(57)
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	422	-
Change in cash management agreement investment	351	329	(29)
Other	45	249	(85)
Net cash provided by (used in) operating activities	1,750	2,649	896

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,858)	(8,306)	(11,002)
Sales of available-for-sale securities	1,329	1,120	954
Maturities of available-for-sale securities	4,265	4,984	5,952
Purchases of other investments	(13,868)	(5,013)	(2,481)
Sales or maturities of other investments	13,104	4,411	2,494
Increase (decrease) in payables for collateral on investments	254	1,446	(1,256)
Proceeds (outflows) from business ceded, recaptured and novated	-	(3)	(22)
Proceeds from sale of subsidiary/business	75	-	-
Other	(80)	(82)	(95)
Net cash provided by (used in) investing activities	(3,779)	(1,443)	(5,456)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(4)	-	-
Issuance of long-term debt, net of issuance costs	-	-	311
Issuance (decrease) in short-term debt	88	(49)	23
Proceeds from sales leaseback transaction	47	83	-
Deposits of fixed account values, including the fixed portion of variable	10,745	10,363	10,466
Withdrawals of fixed account values, including the fixed portion of variable	(6,062)	(5,775)	(5,230)
Transfers to and from separate accounts, net	(2,474)	(2,509)	(3,001)
Common stock issued for benefit plans and excess tax benefits	(14)	(19)	(17)
Dividends paid to common and preferred stockholders	(1,121)	(706)	(640)
Net cash provided by (used in) financing activities	1,205	1,388	1,912

Net increase (decrease) in cash and invested cash	(824)	2,594	(2,648)
Cash and invested cash as of beginning-of-year	3,224	630	3,278
Cash and invested cash as of end-of-year	$2,400	$3,224	$630

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 1% of the face amount of business in force, and dividend expenses were $67 million, $64 million and $62 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding our sale of LFM see Note 3.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

January 1, 2016

We will reclassify all of our debt issuance costs in accordance with this ASU.  The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of statutory capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2015:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB+	BB
Current rating of underlying reference obligations	AA - B	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference portfolios by industry and rating as of December 31, 2015:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	5.4%	3.0%	0.0%	0.0%	0.0%	10.5%
Telecommunications	0.0%	0.0%	2.4%	7.2%	0.9%	0.5%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.0%	3.4%	1.2%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	1.6%	3.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	1.6%	1.8%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	1.2%	1.0%	0.7%	0.3%	0.0%	0.0%	3.2%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.1%	13.8%	18.2%	5.6%	0.7%	0.3%	42.7%
Total	0.6%	13.4%	34.9%	39.4%	10.2%	1.2%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2015			As of December 31, 2014
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$598	N/A	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$4	2	$600	$13
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$4	4	$600	$13

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2015.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2015	2014
Non-Qualifying Hedges
Credit default swaps	$9	$14
Contingent forwards	-	-
Total non-qualifying hedges (1)	$9	$14

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE primarily are to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $336 million as of December 31, 2015, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  We receive returns from the LPs in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were less than $1 million for the years ended December 31, 2015 and 2014.  The carrying amounts of our investments in qualified affordable housing projects are recognized in other investments on our Consolidated Balance Sheets and were $47 million and $60 million as of December 31, 2015 and 2014, respectively.  Our exposure to loss is limited to the capital we invest in the LPs, and we do not have any contingent commitments to provide additional capital funding to these LPs.  There have been no indicators of impairment that would require us to recognize an impairment loss related to these LPs due to forfeiture, ineligibility of tax credits or for any other circumstances as of December 31, 2015.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs’ fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,491	$431	$5	$73,055
ABS	1,037	53	18	(7)	1,079
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	232	13	(17)	4,033
CMBS	532	21	1	6	546
CLOs	374	1	2	(2)	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs’ fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,887	509	(15)	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,903	$510	$(15)	$86,250

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholder’s equity for the prior years.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,623	$2,656
Due after one year through five years	17,750	18,558
Due after five years through ten years	20,100	20,051
Due after ten years	35,367	37,248
Subtotal	75,840	78,513
Structured securities (ABS, MBS, CLOs)	5,952	6,157
Total fixed maturity AFS securities	$81,792	$84,670

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable
preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $1.5  billion for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2015,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$360	$378	$402
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	19	4	37
Credit losses on securities for which an OTTI was previously recognized	15	15	40
Decreases attributable to:
Securities sold, paid down or matured	(31)	(37)	(101)
Balance as of end-of-year	$363	$360	$378

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

	As of December 31, 2014
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$38	$(5)	$33	$20
ABS	206	7	213	96
RMBS	417	17	434	180
CMBS	46	(6)	40	59
CLOs	11	2	13	5
Total	$718	$15	$733	$360

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2015	2014
Fixed maturity securities:
Corporate bonds	$1,328	$1,434
ABS	25	32
U.S. government bonds	221	278
Foreign government bonds	24	24
RMBS	102	132
CMBS	4	4
CLOs	10	9
State and municipal bonds	17	21
Hybrid and redeemable preferred securities	31	32
Total trading securities	$1,762	$1,966

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2015, 2014 and 2013, was $(96) million, $40 million and $(166) million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 21%  and 10%, respectively, of mortgage loans on real estate as of December 31, 2015 and 24% and 9%, respectively, of mortgage loans on real estate as of December 31, 2014.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2015	2014
Current	$8,512	$7,386
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Unamortized premium (discount)	3	4
Total carrying value	$8,513	$7,387

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2015	2014
Number of impaired mortgage loans on real estate	2	3

Principal balance of impaired mortgage loans on real estate	$8	$26
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Carrying value of impaired mortgage loans on real estate	$6	$23

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2015	2014	2013
Balance as of beginning-of-year	$3	$3	$6
Additions	-	-	3
Charge-offs, net of recoveries	(1)	-	(6)
Balance as of end-of-year	$2	$3	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Average carrying value for impaired mortgage loans on real estate	$17	$24	$30
Interest income recognized on impaired mortgage loans on real estate	1	2	2
Interest income collected on impaired mortgage loans on real estate	1	2	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$7,591	89.2%	2.07	$6,463	87.5%	1.91
65% to 74%	650	7.6%	1.60	622	8.4%	1.55
75% to 100%	266	3.1%	0.80	271	3.7%	0.73
Greater than 100%	6	0.1%	1.05	31	0.4%	0.77
Total mortgage loans on real estate	$8,513	100.0%		$7,387	100.0%

Alternative Investments

As of December 31, 2015 and 2014, alternative investments included investments in 190 and 156 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$3,981	$3,937	$3,876
Equity AFS securities	9	9	6
Trading securities	102	119	130
Mortgage loans on real estate	385	367	377
Real estate	1	3	5
Policy loans	150	153	153
Invested cash	3	1	3
Commercial mortgage loan prepayment and bond make-whole premiums	98	132	107
Alternative investments	88	130	86
Consent fees	5	2	4
Other investments	6	(2)	4
Investment income	4,828	4,851	4,751
Investment expense	(217)	(203)	(190)
Net investment income	$4,611	$4,648	$4,561

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities: (1)
Gross gains	$41	$37	$20
Gross losses	(94)	(28)	(89)
Equity AFS securities:
Gross gains	3	5	8
Gross losses	-	-	(2)
Gain (loss) on other investments	(7)	4	6
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(26)	(31)	(27)
Total realized gain (loss) related to certain investments, pre-tax	$(83)	$(13)	$(84)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information. 32

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(42)	$(1)	$(16)
ABS	(6)	(10)	(19)
RMBS	(7)	(7)	(28)
CMBS	(1)	(1)	(14)
Total fixed maturity securities	(56)	(19)	(77)
Equity securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(56)	(19)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	6	4	13
Net OTTI recognized in net income (loss), pre-tax	$(50)	$(15)	$(65)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$29	$11	$11
Change in DAC, VOBA, DSI and DFEL	(4)	(1)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$25	$10	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2015 and 2014, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.6 billion and $3.2 billion, respectively, and a fair value of $3.2 billion.  As of December 31, 2015 and 2014,  95% and 88%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our ABS portfolio rated below investment grade had an amortized cost of $104 million and $188 million, respectively, and a fair value of $89 million and $171 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2015 and 2014, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,294	$1,294	$1,577	$1,577
Securities pledged under securities lending agreements (2)	242	231	204	196
Securities pledged under repurchase agreements (3)	674	706	605	631
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,355	3,391	1,925	3,151
Total payables for collateral on investments	$4,565	$5,622	$4,311	$5,555

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2015	2014	2013
Collateral payable for derivative investments	$(283)	$1,313	$(2,243)
Securities pledged under securities lending agreements	38	20	(13)
Securities pledged under repurchase agreements	69	75	250
Securities pledged for Term Asset-Backed Securities Loan Facility	-	(36)	(1)
Investments pledged for FHLBI	430	74	751
Total increase (decrease) in payables for collateral on investments	$254	$1,446	$(1,256)

The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

Gross amount of recognized liabilities for repurchase agreements and securities lending:					$916
Amounts related to agreements not included in offsetting disclosures:					$-

We receive securities in connection with reverse repurchase and securities borrowing agreements that we are permitted to sell or re-pledge.  As of December 31, 2015, the fair value of all collateral received that we are permitted to sell or re-pledge was $174 million.  We have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2015, our investment commitments were $1.3 billion, which included $744 million of LPs, $330 million of private placement securities and $257 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.7 billion and $2.1 billion, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.3 billion and $12.4 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.7 billion and $11.3 billion, respectively, or 12% and 11%, respectively, of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $66 million and $65 million as of December 31, 2015 and 2014, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating-rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,474	$192	$29	$2,091	$369	$198
Foreign currency contracts (1)	910	84	2	642	46	21
Total cash flow hedges	2,384	276	31	2,733	415	219
Fair value hedges:
Interest rate contracts (1)	654	-	198	-	-	-
Non-Qualifying Hedges
Interest rate contracts (1)	71,899	1,087	330	54,401	989	342
Foreign currency contracts (1)	74	-	-	68	-	-
Equity market contracts (1)	27,712	680	269	24,144	886	243
Credit contracts (2)	103	-	9	126	-	3
Embedded derivatives:
GLB reserves (3)	-	952	-	-	174	-
GLB reserves (2)	-	-	952	-	-	174
Reinsurance related (4)	-	95	-	-	-	109
Indexed annuity and IUL contracts (5)	-	-	1,100	-	-	1,170
Total derivative instruments	$102,826	$3,090	$2,889	$81,472	$2,464	$2,260

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2015
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$10,407	$32,455	$18,554	$12,611	$-	$74,027
Foreign currency contracts (2)	103	139	334	408	-	984
Equity market contracts	18,048	6,626	2,753	18	267	27,712
Credit contracts	45	58	-	-	-	103
Total derivative instruments
with notional amounts	$28,603	$39,278	$21,641	$13,037	$267	$102,826

(1)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(202)	78	(126)
Foreign currency contracts	17	36	(24)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(190)	(22)	(21)
Foreign currency contracts (1)	6	-	3
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$8	$(22)	$(21)
Foreign currency contracts (1)	6	-	3
Total cash flow hedges	14	(22)	(18)
Fair value hedges:
Interest rate contracts (1)	(30)	-	-
Interest rate contracts (2)	(198)	-	-
Total fair value hedges	(228)	-	-
Non-Qualifying Hedges
Interest rate contracts (2)	304	1,304	(998)
Foreign currency contracts (2)	(11)	(8)	(4)
Equity market contracts (2)	(118)	(215)	(1,306)
Equity market contracts (3)	1	11	37
Credit contracts (2)	(6)	(1)	9
Embedded derivatives:
Other assets – GLB reserves (2)	778	1,391	(2,153)
Other liabilities – GLB reserves (2)	(778)	(1,391)	2,153
Reinsurance related (2)	221	(242)	352
Indexed annuity and IUL contracts (2)	(57)	(210)	(356)
Total derivative instruments	$120	$617	$(2,284)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Offset to net investment income	$14	(22)	(18)

As of December 31, 2015, $17 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2015 and 2014, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2015	2014
Maximum potential payout	$103	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$103	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $9 million as of December 31, 2015.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2015, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2015, our exposure was $15 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2015		As of December 31, 2014
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$92	$-	$64	$-
A+	67	-	48	-
A	791	(107)	1,047	(85)
A-	11	-	252	-
BBB+	333	-	27	-
	$1,294	$(107)	$1,438	$(85)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

	As of December 31, 2014
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$71	$104	$211
Deferred	224	116	220
Federal income tax expense (benefit)	$295	$220	$431

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$514	$425	$616
Effect of:
Separate account dividends
received deduction	(192)	(174)	(145)
Tax credits	(26)	(24)	(35)
Change in uncertain tax positions	1	(12)	7
Other items	(2)	5	(12)
Federal income tax expense (benefit)	$295	$220	$431
Effective tax rate	20%	18%	24%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$104	$49
Deferred	(2,422)	(3,306)
Total federal income tax asset (liability)	$(2,318)	$(3,257)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$960	$544
Deferred gain on business sold through reinsurance	30	(7)
Reinsurance related embedded derivative asset	25	177
Investment activity	-	317
Compensation and benefit plans	186	198
Net capital loss	-	3
Tax credits	33	-
VIE	-	45
Other	172	62
Total deferred tax assets	1,406	1,339
Deferred Tax Liabilities
DAC	2,147	1,731
VOBA	306	(186)
Net unrealized gain on AFS securities	1,084	3,100
Net unrealized gain on trading securities	67	100
Intangibles	7	22
Investment activity	183	-
Other	34	(122)
Total deferred tax liabilities	3,828	4,645
Net deferred tax asset (liability)	$(2,422)	$(3,306)

As of December 31, 2015, we had $33 million of alternative minimum tax credits that are not subject to expiration.    Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, $10 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$10	$75
Increases for prior year tax positions	-	35
Decreases for prior year tax positions	-	(23)
Decreases for settlements with taxing authorities	-	(77)
Balance as of end-of-year	$10	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015, 2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $1 million, $(12) million and $2 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2015 and 2014, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our consolidated results of operations or financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$7,527	$7,690	$6,030
Business acquired (sold) through reinsurance	38	(20)	(67)
Deferrals	1,483	1,525	1,559
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(813)	(956)	(795)
Unlocking	(232)	18	42
Adjustment related to realized (gains) losses	(44)	(58)	(49)
Adjustment related to unrealized (gains) losses	661	(672)	970
Balance as of end-of-year	$8,620	$7,527	$7,690

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$628	$1,169	$702
Business acquired (sold) through reinsurance	(22)	2	3
Deferrals	8	9	13
Amortization:
Amortization, excluding unlocking	(128)	(185)	(179)
Unlocking	(82)	(21)	(52)
Accretion of interest (1)	56	64	68
Adjustment related to realized (gains) losses	(1)	(1)	(1)
Adjustment related to unrealized (gains) losses	414	(409)	615
Balance as of end-of-year	$873	$628	$1,169

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$61
2017	65
2018	68
2019	73
2020	82

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$285	$310	$296
Deferrals	29	13	10
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(33)	(37)	(41)
Unlocking	2	2	8
Adjustment related to realized (gains) losses	(1)	(3)	(3)
Adjustment related to unrealized (gains) losses	19	-	40
Balance as of end-of-year	$301	$285	$310

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$1,365	$1,899	$1,342
Business acquired (sold) through reinsurance	-	(2)	(7)
Deferrals	537	400	319
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(299)	(326)	(210)
Unlocking	(66)	(50)	(14)
Adjustment related to realized (gains) losses	(8)	(8)	(8)
Adjustment related to unrealized (gains) losses	394	(548)	477
Balance as of end-of-year	$1,923	$1,365	$1,899

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$9,354	$8,880	$7,833
Reinsurance assumed	83	16	19
Reinsurance ceded	(1,652)	(1,917)	(1,505)
Total insurance premiums and fee income	$7,785	$6,979	$6,347

Direct insurance benefits	$6,304	$5,970	$5,346
Reinsurance recoveries netted against benefits	(1,775)	(1,616)	(1,733)
Total benefits	$4,529	$4,354	$3,613

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 38% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $617 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $7.1 billion and $6.9 billion as of December 31, 2015 and 2014, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.4 billion and $3.1 billion as of December 31, 2015 and 2014, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2015, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2015, included $634 million and $79 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2015,  2014 and 2013.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$39	$100	$35
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$39	$105	$35

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2015, was as follows:

2016	$4
2017	4
2018	4
2019	4
2020	4
Thereafter	41

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$85,345	$85,917
Net amount at risk (2)	1,201	183
Average attained age of contract holders	63 years	62 years

Minimum Return
Total account value	$111	$135
Net amount at risk (2)	24	25
Average attained age of contract holders	75 years	74 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,659	$26,021
Net amount at risk (2)	1,345	597
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$73	$104
Changes in reserves	52	34	(10)
Benefits paid	(26)	(18)	(21)
Balance as of end-of-year	$115	$89	$73

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$46,668	$47,930
International equity	17,686	18,103
Bonds	25,386	25,742
Money market	12,488	12,173
Total	$102,228	$103,948

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2015, and 33% of total sales for the year ended December 31, 2015.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2015	2014
Short-Term Debt
Short-term debt (1)	$90	$2

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$-	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	479	422
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	-
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,495	2,408
Total long-term debt	$2,745	$2,662

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2015, were as follows:

2016	$-
2017	250
2018	-
2019	-
2020	-
Thereafter	2,495
Total	$2,745

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.  This note was settled as part of the disposition of LFM in 2015.  See Note 3 for additional information.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the

Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2015, was $479 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2015, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $175 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. The Lincoln National Life Insurance Company, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  Solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, we reached a settlement with the plaintiff resolving all claims related to this litigation.  On September 9, 2015, the litigation was stayed pending court approval of the settlement for the entire class.  The Court approved the settlement on February 4, 2016.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2015, 2014 and 2013, was $35 million,  $38 million and $37 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2015, were as follows:

2016	$32
2017	29
2018	23
2019	15
2020	8
Thereafter	28
Total	$135

Capital Leases

In December 2015, we entered into a five-year, sale-leaseback transaction on $47 million (net of amortization) of assets.  In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets.  Both of these transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $64 million and $55 million as of December 31, 2015 and 2014, respectively.   Future minimum lease payments under capital leases (in millions) as of December 31, 2015, were as follows:

2016	$2
2017	2
2018	2
2019	85
2020	48
Total minimum lease payments	139
Less: Amount representing interest	9
Present value of minimum lease payments	$130

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 18%,  20% and 17% of Annuities’ variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented approximately 42%,  44% and 47% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%, 22% and 19% of variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented 48%,  50% and 54% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million as of December 31, 2015 and 2014, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,054	$1,453	$3,832
Unrealized holding gains (losses) arising during the year	(4,386)	3,745	(5,607)
Change in foreign currency exchange rate adjustment	(45)	(47)	20
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,293	(1,252)	1,835
Income tax benefit (expense)	1,095	(857)	1,314
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	147	14	(63)
Associated amortization of DAC, VOBA, DSI and DFEL	(28)	(32)	(28)
Income tax benefit (expense)	(42)	6	32
Balance as of end-of-year	$934	$3,054	$1,453
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$(10)	$(61)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(29)	(11)	(11)
Change in DAC, VOBA, DSI and DFEL	4	1	1
Income tax benefit (expense)	8	3	4
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	43	61	96
Change in DAC, VOBA, DSI and DFEL	(17)	(6)	(8)
Income tax benefit (expense)	(9)	(19)	(31)
Balance as of end-of-year	$19	$19	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Unrealized holding gains (losses) arising during the year	(185)	114	(150)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(184)	(22)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(21)	$(18)	$(12)
Adjustment arising during the year	3	(5)	(9)
Income tax benefit (expense)	(1)	2	3
Balance as of end-of-year	$(19)	$(21)	$(18)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$147	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(28)	(32)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	119	(18)	(91)	operations before taxes
Income tax benefit (expense)	(42)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$77	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$2	$61	$96	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(6)	(8)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	2	55	88	operations before taxes
Income tax benefit (expense)	-	(19)	(31)	Federal income tax expense (benefit)
Reclassification, net of income tax	$2	$36	$57	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(190)	$(22)	$(21)	Net investment income
Foreign currency contracts	6	-	3	Net investment income
Total gross reclassifications	(184)	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	2	1	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	(182)	(21)	(17)	operations before taxes
Income tax benefit (expense)	64	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(118)	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(83)	$(13)	$(84)
Realized gain (loss) on the mark-to-market on certain instruments (2)	123	(250)	308
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(78)	(35)	(39)
Associated amortization of DAC, VOBA, DSI and DFEL	14	6	9
Variable annuity net derivatives results: (4)
Gross gain (loss)	(161)	(150)	(104)
Associated amortization of DAC, VOBA, DSI and DFEL	(34)	(36)	(33)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(3)	(46)	-
Total realized gain (loss)	$(222)	$(524)	$57

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See “LFM” in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$2,082	$2,100	$1,980
General and administrative expenses	1,683	1,582	1,569
Expenses associated with reserve financing and unrelated LOCs	32	31	40
DAC and VOBA deferrals and interest, net of amortization	(292)	(454)	(656)
Broker-dealer expenses	329	302	288
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	28	60	62
Taxes, licenses and fees	243	251	239
Total	$4,109	$3,876	$3,526

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which many of our agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2016.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million, $3 million, and $(3) million during 2015, 2014, and 2013, respectively.  In 2016, we expect to make benefit payments of approximately $13 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2015	2014	2015	2014

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$124	$133	$7	$6
Projected benefit obligation	117	127	15	16
Funded status of plan	$7	$6	$(8)	$(10)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$9	$-	$-
Other liabilities	(2)	(3)	(8)	(10)
Net amount recognized	$7	$6	$(8)	$(10)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	5.00%	5.00%	6.50%	6.50%

The discount rate was determined based on a corporate yield curve as of December 31, 2015, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans’ benefit obligation of $7 million, pre-tax.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category

	As of December 31,
	2015	2014

Fixed maturity securities:
Corporate bonds	$25	$30
U.S. government bonds	94	99
Cash and invested cash	5	4
Other investments	7	6
Total	$131	$139

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for many of our employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $30 million, $1 million and $1 million, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC to eligible employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $79 million, $75 million and $70 million, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $12 million, $21 million and $27 million, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2015	2014
Total liabilities (1)	$417	$423
Investments dedicated to fund liabilities (2)	151	160

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stock options	$7	$9	$8
Performance shares	11	12	10
SARs	-	2	5
RSUs	21	15	15
Total	$39	$38	$38

Recognized tax benefit	$14	$13	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2015	2014
U.S. capital and surplus	$7,614	$7,991

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$583	$1,170	$425
U.S. net income (loss)	786	1,401	495
U.S. dividends to LNC holding company	1,121	705	640

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Comparison of 2014 to 2013

Statutory net income (loss) increased due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit (“LOC”) and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2015 and 2014.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using the Indiana universal life method	$109	$140
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative valuation rate on certain annuities	(43)	(39)
Lesser of LOC and XXX additional reserve as surplus	2,835	2,751

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $850 million in 2016 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$84,072	$84,072	$85,421	$85,421
VIEs’ fixed maturity securities	598	598	598	598
Equity securities	237	237	231	231
Trading securities	1,762	1,762	1,966	1,966
Mortgage loans on real estate	8,513	8,762	7,387	7,838
Derivative investments (1)	1,486	1,486	1,763	1,763
Other investments	1,588	1,588	1,551	1,551
Cash and invested cash	2,400	2,400	3,224	3,224
Reinsurance related embedded derivatives	95	95	-	-
Other assets – reinsurance recoverable	952	952	174	174
Separate account assets	123,619	123,619	125,265	125,265

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,100)	(1,100)	(1,170)	(1,170)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(687)	(687)	(699)	(699)
Account values of certain investment contracts	(30,346)	(34,567)	(27,779)	(31,493)
Short-term debt	(90)	(90)	(2)	(2)
Long-term debt	(2,745)	(2,662)	(2,662)	(3,047)
Reinsurance related embedded derivatives	-	-	(109)	(109)
VIEs’ liabilities – derivative instruments	(4)	(4)	(13)	(13)
Other liabilities:
Credit default swaps	(9)	(9)	(3)	(3)
Derivative liabilities (1)	(271)	(271)	(277)	(277)
GLB reserves embedded derivatives (2)	(952)	(952)	(174)	(174)

Benefit Plans’ Assets (3)	131	131	139	139

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets – reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs’ liabilities – derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans’ Assets	$-	$131	$-	$131

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans’ Assets	$-	$139	$-	$139

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded
derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (7)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits –
indexed annuity and IUL
contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs’ liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Derivative investments (1)	$(102)	$(15)	$(753)
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(84)	(37)	(44)
Other assets – GLB reserves	(244)	(678)	(2,444)
Other liabilities – GLB reserves	244	678	2,444
VIEs’ liabilities – derivative instruments (2)	9	14	101
Credit default swaps (1)	(6)	(1)	9
Total, net	$(183)	$(39)	$(687)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred
securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves embedded
derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS	-	(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.  For the years ended December 31, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,296	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	11.7%
ABS	25	Discounted cash flow	Liquidity/duration adjustment (1)	3.3%	-	3.3%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.9%	-	4.4%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	5.8%
Other assets – reinsurance
recoverable	952	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,100)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(952)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$3,815	$3,450	$3,044
Retirement Plan Services	1,090	1,081	1,061
Life Insurance	5,484	5,343	4,781
Group Protection	2,356	2,445	2,260
Other Operations	335	406	392
Excluded realized gain (loss), pre-tax	(400)	(689)	(81)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,683	$12,039	$11,460

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,032	$901	$715
Retirement Plan Services	134	154	135
Life Insurance	296	373	464
Group Protection	42	23	71
Other Operations	(73)	(13)	(5)
Excluded realized gain (loss), after-tax	(260)	(446)	(53)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$994	$1,329

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$977	$1,013	$1,022
Retirement Plan Services	842	828	825
Life Insurance	2,390	2,376	2,317
Group Protection	183	180	165
Other Operations	219	251	232
Total net investment income	$4,611	$4,648	$4,561

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$284	$346	$374
Retirement Plan Services	29	37	48
Life Insurance	806	640	441
Group Protection	80	57	53
Total amortization of DAC and VOBA, net of interest	$1,199	$1,080	$916

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$281	$225	$159
Retirement Plan Services	46	48	46
Life Insurance	118	167	225
Group Protection	23	12	38
Other Operations	(33)	10	(9)
Excluded realized gain (loss)	(141)	(243)	(29)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$295	$220	$431

	As of December 31,
	2015	2014
Assets
Annuities	$130,840	$130,509
Retirement Plan Services	32,651	33,686
Life Insurance	70,695	69,712
Group Protection	4,182	4,239
Other Operations	14,320	15,364
Total assets	$252,688	$253,510

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Interest paid	$106	$104	$91
Income taxes paid (received)	125	172	(6)
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	(500)	-
Acquisition of note receivable from affiliate	54	712	-
Other assets received in our financing transaction	252	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	123	88	360
Carrying value of liability	(123)	(88)	(360)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$15	$11
Carrying value of liabilities	-	15	11
Total reinsurance ceded	$-	$30	$22

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2015	2014
Assets with affiliates:
Accrued inter-company interest receivable	$4	$2	Accrued investment income
Bonds	1,534	1,410	Fixed maturity AFS securities
Ceded reinsurance contracts	(226)	(239)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,983	1,700	Reinsurance recoverables
Ceded reinsurance contracts	184	44	Reinsurance related embedded derivatives
Ceded reinsurance contracts	714	71	Other assets
Cash management agreement investment	98	449	Other assets
Service agreement receivable	42	48	Other assets
Ceded reinsurance contracts	9	10	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	2	4	Other liabilities
Assumed reinsurance contracts	34	25	Future contract benefits
Assumed reinsurance contracts	414	413	Other contract holder funds
Service agreement payable	34	62	Other liabilities
Ceded reinsurance contracts	(50)	(53)	Other contract holder funds
Ceded reinsurance contracts	3,841	3,677	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	81	72	Other liabilities
Inter-company short-term debt	90	2	Short-term debt
Inter-company long-term debt	2,495	2,412	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(411)	$(574)	$(318)	Insurance premiums
Net investment income on intercompany notes	31	12	5	Net investment income
Fees for management of general account	(109)	(105)	(103)	Net investment income
Net investment income on ceded funds withheld treaties	(62)	-	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	664	1,265	(2,153)	Realized gain (loss)
Reinsurance related settlements	(881)	(1,573)	2,110	Realized gain (loss)
Other gains (losses)	157	(199)	242	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(478)	255	(205)	Benefits
Ceded reinsurance contracts	(15)	-	-	Commissions and other
				expenses
Service agreement payments	42	76	100	Commissions and other
				expenses
Interest expense on inter-company debt	102	102	92	Interest and debt expense
Interest credited on assumed reinsurance contracts	59	15	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $401 million and $186 million as of December 31, 2015 and 2014, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  On March 28, 2016, LNL paid a cash dividend in the amount of $200 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$1,851,733	$703	$1,852,436	$—	$51	$1,852,385
AB VPS Growth Portfolio Class B	1,660,896	707	1,661,603	—	45	1,661,558
American Century VP Balanced Fund Class I	13,265,346	710	13,266,056	—	357	13,265,699
American Funds Global Growth Fund Class 2	5,696,425	2,758	5,699,183	—	153	5,699,030
American Funds Growth Fund Class 2	26,284,466	9,245	26,293,711	—	709	26,293,002
American Funds Growth-Income Fund Class 2	11,741,203	2,922	11,744,125	—	320	11,743,805
American Funds International Fund Class 2	9,132,099	1,557	9,133,656	—	249	9,133,407
BlackRock Global Allocation V.I. Fund Class I	1,532,020	521	1,532,541	—	42	1,532,499
Delaware VIP Diversified Income Series Standard Class	5,314,780	939	5,315,719	—	144	5,315,575
Delaware VIP High Yield Series Standard Class	2,259,357	298	2,259,655	—	61	2,259,594
Delaware VIP REIT Series Service Class	12,490,572	624	12,491,196	—	340	12,490,856
Delaware VIP Small Cap Value Series Service Class	7,830,553	1,705	7,832,258	—	213	7,832,045
Delaware VIP Smid Cap Growth Series Service Class	5,383,373	828	5,384,201	—	147	5,384,054
Deutsche Alternative Asset Allocation VIP Portfolio A	198,333	290	198,623	—	5	198,618
Fidelity VIP Asset Manager Portfolio Initial Class	34,755,284	2,883	34,758,167	—	945	34,757,222
Fidelity VIP Contrafund Portfolio Service Class 2	21,567,856	3,521	21,571,377	—	589	21,570,788
Fidelity VIP Government Money Market Portfolio Initial Class	33,177	1,788	34,965	—	—	34,965
Fidelity VIP Growth Portfolio Initial Class	76,832,182	597	76,832,779	—	2,089	76,830,690
Janus Aspen Global Research Portfolio Institutional Shares	8,849,425	866	8,850,291	—	239	8,850,052
LVIP Baron Growth Opportunities Fund Service Class	14,661,689	—	14,661,689	8,325	398	14,652,966
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	25,429	41	25,470	—	1	25,469
LVIP BlackRock Inflation Protected Bond Fund Standard Class	710,019	884	710,903	—	18	710,885
LVIP Clarion Global Real Estate Fund Standard Class	601,550	240	601,790	—	16	601,774
LVIP Delaware Bond Fund Standard Class	4,339,053	1,481	4,340,534	—	118	4,340,416
LVIP Delaware Diversified Floating Rate Fund Service Class	196,255	34	196,289	—	5	196,284
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	331,569	152	331,721	—	9	331,712
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	1,204,988	1,105	1,206,093	—	31	1,206,062
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	298,807	960	299,767	—	8	299,759
LVIP Delaware Social Awareness Fund Standard Class	15,071,379	463	15,071,842	—	409	15,071,433
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	5,205,247	6,720	5,211,967	—	141	5,211,826
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,342,239	1,001	1,343,240	—	37	1,343,203
LVIP Global Growth Allocation Managed Risk Fund Standard Class	4,655,374	—	4,655,374	11,044	127	4,644,203

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Income Fund Standard Class	$349,407	$98	$349,505	$—	$9	$349,496
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	15,871,648	367,567	16,239,215	—	155	16,239,060
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	22,758	296	23,054	—	1	23,053
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	250,407	111	250,518	—	7	250,511
LVIP Managed Risk Profile 2010 Fund Standard Class	562,385	—	562,385	17	15	562,353
LVIP Managed Risk Profile 2020 Fund Standard Class	2,475,119	1,856	2,476,975	—	67	2,476,908
LVIP Managed Risk Profile 2030 Fund Standard Class	4,222,212	448	4,222,660	—	116	4,222,544
LVIP Managed Risk Profile 2040 Fund Standard Class	1,601,542	4,184	1,605,726	—	44	1,605,682
LVIP Managed Risk Profile 2050 Fund Standard Class	425,170	4,572	429,742	—	12	429,730
LVIP Mondrian International Value Fund Standard Class	3,197,914	2,230	3,200,144	—	85	3,200,059
LVIP SSgA Bond Index Fund Standard Class	591,932	139	592,071	—	16	592,055
LVIP SSgA Emerging Markets 100 Fund Standard Class	969,473	1,209	970,682	—	26	970,656
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	1,625,624	884	1,626,508	—	44	1,626,464
LVIP SSgA International Index Fund Standard Class	201,320	379	201,699	—	6	201,693
LVIP SSgA S&P 500 Index Fund Standard Class	101,161,530	15,638	101,177,168	—	2,730	101,174,438
LVIP SSgA Small-Cap Index Fund Standard Class	25,714,085	2,343	25,716,428	—	700	25,715,728
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	18,515,894	541	18,516,435	—	503	18,515,932
LVIP Templeton Growth Managed Volatility Fund Standard Class	29,674	12	29,686	—	1	29,685
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	1,586,173	597	1,586,770	—	43	1,586,727
NB AMT Large Cap Value Portfolio I Class	4,359,074	955	4,360,029	—	118	4,359,911
T. Rowe Price International Stock Portfolio	9,478,126	1,830	9,479,956	—	257	9,479,699

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(20,186)	$(20,186)	$83,085
AB VPS Growth Portfolio Class B	—	(15,336)	(15,336)	65,768
American Century VP Balanced Fund Class I	252,770	(143,841)	108,929	141,815
American Funds Global Growth Fund Class 2	59,147	(56,581)	2,566	134,617
American Funds Growth Fund Class 2	159,043	(259,627)	(100,584)	797,950
American Funds Growth-Income Fund Class 2	156,555	(117,206)	39,349	240,989
American Funds International Fund Class 2	149,386	(101,560)	47,826	154,721
BlackRock Global Allocation V.I. Fund Class I	18,109	(15,888)	2,221	(4,011)
Delaware VIP Diversified Income Series Standard Class	168,135	(55,190)	112,945	19,631
Delaware VIP High Yield Series Standard Class	164,855	(24,964)	139,891	(18,420)
Delaware VIP REIT Series Service Class	133,316	(129,187)	4,129	359,611
Delaware VIP Small Cap Value Series Service Class	43,914	(88,858)	(44,944)	244,218
Delaware VIP Smid Cap Growth Series Service Class	8,760	(52,584)	(43,824)	151,523
Deutsche Alternative Asset Allocation VIP Portfolio A	6,051	(2,075)	3,976	287
Fidelity VIP Asset Manager Portfolio Initial Class	572,175	(370,670)	201,505	325,246
Fidelity VIP Contrafund Portfolio Service Class 2	178,469	(223,954)	(45,485)	473,990
Fidelity VIP Government Money Market Portfolio Initial Class	4	—	4	—
Fidelity VIP Growth Portfolio Initial Class	200,141	(778,111)	(577,970)	3,645,340
Janus Aspen Global Research Portfolio Institutional Shares	62,426	(93,777)	(31,351)	117,937
LVIP Baron Growth Opportunities Fund Service Class	—	(160,748)	(160,748)	822,170
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	448	(253)	195	(1,599)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	8,971	(7,281)	1,690	(13,609)
LVIP Clarion Global Real Estate Fund Standard Class	18,703	(5,994)	12,709	19,736
LVIP Delaware Bond Fund Standard Class	104,391	(46,013)	58,378	43,490
LVIP Delaware Diversified Floating Rate Fund Service Class	2,663	(2,250)	413	(9,419)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	5,971	(3,123)	2,848	3,100
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	34,179	(11,922)	22,257	3,961
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	6,916	(4,618)	2,298	14,055
LVIP Delaware Social Awareness Fund Standard Class	230,202	(154,843)	75,359	350,139
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	88,557	(54,670)	33,887	137,884
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	29,293	(15,817)	13,476	61,934
LVIP Global Growth Allocation Managed Risk Fund Standard Class	95,479	(50,797)	44,682	117,269
LVIP Global Income Fund Standard Class	10,802	(3,334)	7,468	(809)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	330,574	(58,362)	272,212	147,855
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	—	(255)	(255)	(1,708)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	1,995	(2,408)	(413)	(108)
LVIP Managed Risk Profile 2010 Fund Standard Class	10,843	(5,608)	5,235	4,851
LVIP Managed Risk Profile 2020 Fund Standard Class	47,363	(24,471)	22,892	28,506
LVIP Managed Risk Profile 2030 Fund Standard Class	77,814	(43,827)	33,987	72,627
LVIP Managed Risk Profile 2040 Fund Standard Class	28,780	(16,973)	11,807	55,690
LVIP Managed Risk Profile 2050 Fund Standard Class	6,997	(3,497)	3,500	(6,199)
LVIP Mondrian International Value Fund Standard Class	101,716	(34,632)	67,084	(38,002)
LVIP SSgA Bond Index Fund Standard Class	15,521	(6,115)	9,406	(880)
LVIP SSgA Emerging Markets 100 Fund Standard Class	48,074	(11,171)	36,903	(29,133)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	52,081	(17,476)	34,605	16,592
LVIP SSgA International Index Fund Standard Class	5,316	(2,067)	3,249	346
LVIP SSgA S&P 500 Index Fund Standard Class	1,966,055	(1,041,857)	924,198	2,575,719
LVIP SSgA Small-Cap Index Fund Standard Class	255,892	(282,166)	(26,274)	536,324
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	24,307	(191,291)	(166,984)	825,900
LVIP Templeton Growth Managed Volatility Fund Standard Class	439	(276)	163	(49)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(16,064)	(16,064)	71,290
NB AMT Large Cap Value Portfolio I Class	36,955	(49,017)	(12,062)	77,983
T. Rowe Price International Stock Portfolio	94,025	(103,320)	(9,295)	242,864

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$83,085	$(37,567)	$25,332
AB VPS Growth Portfolio Class B	299,417	365,185	(241,861)	107,988
American Century VP Balanced Fund Class I	1,423,801	1,565,616	(2,176,833)	(502,288)
American Funds Global Growth Fund Class 2	558,326	692,943	(380,091)	315,418
American Funds Growth Fund Class 2	5,465,155	6,263,105	(4,647,985)	1,514,536
American Funds Growth-Income Fund Class 2	1,716,913	1,957,902	(1,947,184)	50,067
American Funds International Fund Class 2	581,238	735,959	(1,291,970)	(508,185)
BlackRock Global Allocation V.I. Fund Class I	82,472	78,461	(110,439)	(29,757)
Delaware VIP Diversified Income Series Standard Class	61,701	81,332	(304,750)	(110,473)
Delaware VIP High Yield Series Standard Class	34,566	16,146	(335,781)	(179,744)
Delaware VIP REIT Series Service Class	—	359,611	(100,244)	263,496
Delaware VIP Small Cap Value Series Service Class	985,448	1,229,666	(1,813,019)	(628,297)
Delaware VIP Smid Cap Growth Series Service Class	450,948	602,471	(241,384)	317,263
Deutsche Alternative Asset Allocation VIP Portfolio A	445	732	(19,688)	(14,980)
Fidelity VIP Asset Manager Portfolio Initial Class	2,634,953	2,960,199	(3,372,504)	(210,800)
Fidelity VIP Contrafund Portfolio Service Class 2	2,065,532	2,539,522	(2,591,726)	(97,689)
Fidelity VIP Government Money Market Portfolio Initial Class	—	—	—	4
Fidelity VIP Growth Portfolio Initial Class	2,456,296	6,101,636	(788,222)	4,735,444
Janus Aspen Global Research Portfolio Institutional Shares	—	117,937	(369,844)	(283,258)
LVIP Baron Growth Opportunities Fund Service Class	1,268,385	2,090,555	(2,819,701)	(889,894)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(1,599)	(3,816)	(5,220)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(13,609)	(15,791)	(27,710)
LVIP Clarion Global Real Estate Fund Standard Class	—	19,736	(46,976)	(14,531)
LVIP Delaware Bond Fund Standard Class	10,092	53,582	(133,059)	(21,099)
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(9,419)	4,666	(4,340)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	11,279	14,379	(25,494)	(8,267)
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	48,674	52,635	(97,267)	(22,375)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	12,650	26,705	(34,299)	(5,296)
LVIP Delaware Social Awareness Fund Standard Class	1,690,509	2,040,648	(2,353,178)	(237,171)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	632,540	770,424	(971,866)	(167,555)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	20,644	82,578	(140,604)	(44,550)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	117,269	(381,122)	(219,171)
LVIP Global Income Fund Standard Class	3,057	2,248	(20,262)	(10,546)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	10,849	158,704	(1,330,098)	(899,182)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	265	(1,443)	(2,080)	(3,778)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	(108)	(23,789)	(24,310)
LVIP Managed Risk Profile 2010 Fund Standard Class	28,996	33,847	(53,757)	(14,675)
LVIP Managed Risk Profile 2020 Fund Standard Class	86,413	114,919	(226,974)	(89,163)
LVIP Managed Risk Profile 2030 Fund Standard Class	259,267	331,894	(531,029)	(165,148)
LVIP Managed Risk Profile 2040 Fund Standard Class	102,736	158,426	(236,993)	(66,760)
LVIP Managed Risk Profile 2050 Fund Standard Class	699	(5,500)	(17,678)	(19,678)
LVIP Mondrian International Value Fund Standard Class	—	(38,002)	(177,748)	(148,666)
LVIP SSgA Bond Index Fund Standard Class	—	(880)	(14,195)	(5,669)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(29,133)	(219,907)	(212,137)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	16,592	(181,774)	(130,577)
LVIP SSgA International Index Fund Standard Class	—	346	(10,061)	(6,466)
LVIP SSgA S&P 500 Index Fund Standard Class	975,728	3,551,447	(4,164,448)	311,197
LVIP SSgA Small-Cap Index Fund Standard Class	852,019	1,388,343	(2,890,485)	(1,528,416)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,174,438	2,000,338	(1,607,047)	226,307
LVIP Templeton Growth Managed Volatility Fund Standard Class	—	(49)	(2,951)	(2,837)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	71,290	(48,564)	6,662
NB AMT Large Cap Value Portfolio I Class	373,461	451,444	(1,094,109)	(654,727)
T. Rowe Price International Stock Portfolio	188,050	430,914	(556,931)	(135,312)

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Growth Portfolio Class B Subaccount	American Century VP Balanced Fund Class I Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,989,204	$1,525,730	$16,768,685	$6,000,890	$27,219,661	$10,850,076	$12,083,542
Changes From Operations:
• Net investment income (loss)	(19,287)	(14,139)	89,332	9,402	(52,288)	37,224	40,501
• Net realized gain (loss) on investments	62,808	146,722	1,738,627	756,196	2,347,352	832,945	243,300
• Net change in unrealized appreciation or depreciation on investments	24,538	23,383	(444,437)	(697,854)	(388,135)	156,648	(688,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,059	155,966	1,383,522	67,744	1,906,929	1,026,817	(404,421)
Changes From Unit Transactions:
• Contract purchases	100,362	75,977	264,922	297,044	886,495	404,839	428,435
• Contract withdrawals	(191,348)	(253,205)	(1,792,219)	(552,263)	(2,369,629)	(1,046,419)	(1,112,221)
• Contract transfers	2,730	(18,699)	(554,415)	(214,135)	(870,046)	641,887	(230,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(88,256)	(195,927)	(2,081,712)	(469,354)	(2,353,180)	307	(914,056)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,197)	(39,961)	(698,190)	(401,610)	(446,251)	1,027,124	(1,318,477)
NET ASSETS AT DECEMBER 31, 2014	1,969,007	1,485,769	16,070,495	5,599,280	26,773,410	11,877,200	10,765,065
Changes From Operations:
• Net investment income (loss)	(20,186)	(15,336)	108,929	2,566	(100,584)	39,349	47,826
• Net realized gain (loss) on investments	83,085	365,185	1,565,616	692,943	6,263,105	1,957,902	735,959
• Net change in unrealized appreciation or depreciation on investments	(37,567)	(241,861)	(2,176,833)	(380,091)	(4,647,985)	(1,947,184)	(1,291,970)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,332	107,988	(502,288)	315,418	1,514,536	50,067	(508,185)
Changes From Unit Transactions:
• Contract purchases	101,478	63,271	204,336	264,944	735,815	480,612	356,856
• Contract withdrawals	(165,912)	(116,226)	(2,178,540)	(617,476)	(2,651,158)	(1,042,166)	(1,100,139)
• Contract transfers	(77,520)	120,756	(328,304)	136,864	(79,601)	378,092	(380,190)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(141,954)	67,801	(2,302,508)	(215,668)	(1,994,944)	(183,462)	(1,123,473)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,622)	175,789	(2,804,796)	99,750	(480,408)	(133,395)	(1,631,658)
NET ASSETS AT DECEMBER 31, 2015	$1,852,385	$1,661,558	$13,265,699	$5,699,030	$26,293,002	$11,743,805	$9,133,407

See accompanying notes.

	BlackRock Global Allocation V.I. Fund Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,563,568	$5,916,303	$2,864,216	$10,850,558	$10,528,843	$6,490,913
Changes From Operations:
• Net investment income (loss)	18,712	74,431	163,078	14,022	(65,960)	(54,926)
• Net realized gain (loss) on investments	147,557	38,066	75,536	137,480	1,287,088	815,949
• Net change in unrealized appreciation or depreciation on investments	(150,107)	134,046	(275,987)	2,730,049	(777,118)	(741,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,162	246,543	(37,373)	2,881,551	444,010	19,424
Changes From Unit Transactions:
• Contract purchases	168,520	334,624	146,639	372,380	339,417	149,153
• Contract withdrawals	(282,003)	(754,900)	(416,179)	(1,223,448)	(1,143,970)	(649,723)
• Contract transfers	60,623	2,215	271,764	628,520	(280,783)	(785,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(52,860)	(418,061)	2,224	(222,548)	(1,085,336)	(1,285,707)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,698)	(171,518)	(35,149)	2,659,003	(641,326)	(1,266,283)
NET ASSETS AT DECEMBER 31, 2014	1,526,870	5,744,785	2,829,067	13,509,561	9,887,517	5,224,630
Changes From Operations:
• Net investment income (loss)	2,221	112,945	139,891	4,129	(44,944)	(43,824)
• Net realized gain (loss) on investments	78,461	81,332	16,146	359,611	1,229,666	602,471
• Net change in unrealized appreciation or depreciation on investments	(110,439)	(304,750)	(335,781)	(100,244)	(1,813,019)	(241,384)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,757)	(110,473)	(179,744)	263,496	(628,297)	317,263
Changes From Unit Transactions:
• Contract purchases	149,317	297,749	129,392	347,955	305,800	177,381
• Contract withdrawals	(106,113)	(428,389)	(312,819)	(1,097,909)	(906,509)	(481,563)
• Contract transfers	(7,818)	(188,097)	(206,302)	(532,247)	(826,466)	146,343
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,386	(318,737)	(389,729)	(1,282,201)	(1,427,175)	(157,839)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,629	(429,210)	(569,473)	(1,018,705)	(2,055,472)	159,424
NET ASSETS AT DECEMBER 31, 2015	$1,532,499	$5,315,575	$2,259,594	$12,490,856	$7,832,045	$5,384,054

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Fidelity VIP Asset Manager Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Government Money Market Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$188,525	$40,680,237	$22,321,096	$8,104	$78,065,251	$9,962,894	$18,887,194
Changes From Operations:
• Net investment income (loss)	1,497	192,121	(57,226)	1	(638,171)	9,615	(140,305)
• Net realized gain (loss) on investments	2,481	2,380,950	1,154,358	—	3,191,464	107,431	1,245,677
• Net change in unrealized appreciation or depreciation on investments	(1,139)	(635,607)	1,153,860	—	5,175,765	495,424	(503,943)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,839	1,937,464	2,250,992	1	7,729,058	612,470	601,429
Changes From Unit Transactions:
• Contract purchases	11,164	499,243	708,133	57,842	1,080,937	146,739	295,830
• Contract withdrawals	(52,608)	(3,136,948)	(2,085,260)	(11,773)	(7,415,914)	(910,251)	(2,260,175)
• Contract transfers	74,447	(858,778)	(211,782)	(44,301)	2,462	(51,337)	(411,412)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	33,003	(3,496,483)	(1,588,909)	1,768	(6,332,515)	(814,849)	(2,375,757)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,842	(1,559,019)	662,083	1,769	1,396,543	(202,379)	(1,774,328)
NET ASSETS AT DECEMBER 31, 2014	224,367	39,121,218	22,983,179	9,873	79,461,794	9,760,515	17,112,866
Changes From Operations:
• Net investment income (loss)	3,976	201,505	(45,485)	4	(577,970)	(31,351)	(160,748)
• Net realized gain (loss) on investments	732	2,960,199	2,539,522	—	6,101,636	117,937	2,090,555
• Net change in unrealized appreciation or depreciation on investments	(19,688)	(3,372,504)	(2,591,726)	—	(788,222)	(369,844)	(2,819,701)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,980)	(210,800)	(97,689)	4	4,735,444	(283,258)	(889,894)
Changes From Unit Transactions:
• Contract purchases	13,697	646,332	688,872	110,203	842,209	182,255	351,192
• Contract withdrawals	(3,322)	(3,766,504)	(1,872,534)	(10,422)	(7,014,429)	(651,862)	(1,486,557)
• Contract transfers	(21,144)	(1,033,024)	(131,040)	(74,693)	(1,194,328)	(157,598)	(434,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,769)	(4,153,196)	(1,314,702)	25,088	(7,366,548)	(627,205)	(1,570,006)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,749)	(4,363,996)	(1,412,391)	25,092	(2,631,104)	(910,463)	(2,459,900)
NET ASSETS AT DECEMBER 31, 2015	$198,618	$34,757,222	$21,570,788	$34,965	$76,830,690	$8,850,052	$14,652,966

See accompanying notes.

	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$952,551	$661,014	$5,746,772	$128,606	$231,692
Changes From Operations:
• Net investment income (loss)	189	4,210	10,224	51,134	5,154	3,886
• Net realized gain (loss) on investments	65	(19,319)	49,447	79,549	(5)	4,574
• Net change in unrealized appreciation or depreciation on investments	(3,351)	34,201	6,203	127,308	(11,805)	(180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,097)	19,092	65,874	257,991	(6,656)	8,280
Changes From Unit Transactions:
• Contract purchases	434	68,391	43,619	253,538	39,668	58,951
• Contract withdrawals	(312)	(163,363)	(193,576)	(788,714)	(15,760)	(16,698)
• Contract transfers	26,678	(33,247)	23,402	(402,170)	596,229	122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	26,800	(128,219)	(126,555)	(937,346)	620,137	42,375
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,703	(109,127)	(60,681)	(679,355)	613,481	50,655
NET ASSETS AT DECEMBER 31, 2014	23,703	843,424	600,333	5,067,417	742,087	282,347
Changes From Operations:
• Net investment income (loss)	195	1,690	12,709	58,378	413	2,848
• Net realized gain (loss) on investments	(1,599)	(13,609)	19,736	53,582	(9,419)	14,379
• Net change in unrealized appreciation or depreciation on investments	(3,816)	(15,791)	(46,976)	(133,059)	4,666	(25,494)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,220)	(27,710)	(14,531)	(21,099)	(4,340)	(8,267)
Changes From Unit Transactions:
• Contract purchases	6,221	72,045	45,794	194,203	35,074	80,451
• Contract withdrawals	(201)	(94,026)	(41,747)	(646,205)	(36,953)	(12,447)
• Contract transfers	966	(82,848)	11,925	(253,900)	(539,584)	(10,372)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,986	(104,829)	15,972	(705,902)	(541,463)	57,632
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,766	(132,539)	1,441	(727,001)	(545,803)	49,365
NET ASSETS AT DECEMBER 31, 2015	$25,469	$710,885	$601,774	$4,340,416	$196,284	$331,712

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Delaware Foundation Conservative Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,235,729	$504,590	$15,361,248	$4,954,347	$1,989,465	$5,857,083	$261,626
Changes From Operations:
• Net investment income (loss)	22,628	5,559	84,570	56,007	17,653	54,065	(992)
• Net realized gain (loss) on investments	65,087	36,574	1,276,184	429,390	100,139	159,512	553
• Net change in unrealized appreciation or depreciation on investments	(38,830)	(24,293)	677,705	117,901	(30,988)	(67,155)	2,164
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,885	17,840	2,038,459	603,298	86,804	146,422	1,725
Changes From Unit Transactions:
• Contract purchases	137,934	94,811	243,344	217,650	90,311	366,683	25,673
• Contract withdrawals	(77,924)	(152,007)	(1,760,982)	(500,650)	(434,833)	(742,853)	(25,661)
• Contract transfers	(32,538)	74,084	201,591	391,089	128,600	(142,796)	44,889
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,472	16,888	(1,316,047)	108,089	(215,922)	(518,966)	44,901
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,357	34,728	722,412	711,387	(129,118)	(372,544)	46,626
NET ASSETS AT DECEMBER 31, 2014	1,312,086	539,318	16,083,660	5,665,734	1,860,347	5,484,539	308,252
Changes From Operations:
• Net investment income (loss)	22,257	2,298	75,359	33,887	13,476	44,682	7,468
• Net realized gain (loss) on investments	52,635	26,705	2,040,648	770,424	82,578	117,269	2,248
• Net change in unrealized appreciation or depreciation on investments	(97,267)	(34,299)	(2,353,178)	(971,866)	(140,604)	(381,122)	(20,262)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,375)	(5,296)	(237,171)	(167,555)	(44,550)	(219,171)	(10,546)
Changes From Unit Transactions:
• Contract purchases	102,459	73,973	251,298	156,533	78,540	243,844	26,022
• Contract withdrawals	(138,320)	(94,794)	(1,269,406)	(472,053)	(372,404)	(820,924)	(22,521)
• Contract transfers	(47,788)	(213,442)	243,052	29,167	(178,730)	(44,085)	48,289
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(83,649)	(234,263)	(775,056)	(286,353)	(472,594)	(621,165)	51,790
TOTAL INCREASE (DECREASE) IN NET ASSETS	(106,024)	(239,559)	(1,012,227)	(453,908)	(517,144)	(840,336)	41,244
NET ASSETS AT DECEMBER 31, 2015	$1,206,062	$299,759	$15,071,433	$5,211,826	$1,343,203	$4,644,203	$349,496
See accompanying notes.

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$5,571,552	$—	$—	$824,648	$2,199,903	$3,735,879
Changes From Operations:
• Net investment income (loss)	87,469	(1)	633	4,574	20,522	50,924
• Net realized gain (loss) on investments	242,633	17	(55)	46,725	85,254	46,975
• Net change in unrealized appreciation or depreciation on investments	(156,139)	10	5,816	(36,289)	(26,375)	27,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	173,963	26	6,394	15,010	79,401	125,807
Changes From Unit Transactions:
• Contract purchases	1,361,204	15	623	56,587	266,777	561,974
• Contract withdrawals	(1,011,582)	—	(2,549)	(321,355)	(520,750)	(261,594)
• Contract transfers	1,232,526	369	159,179	(20,095)	236,599	293,263
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,582,148	384	157,253	(284,863)	(17,374)	593,643
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,756,111	410	163,647	(269,853)	62,027	719,450
NET ASSETS AT DECEMBER 31, 2014	7,327,663	410	163,647	554,795	2,261,930	4,455,329
Changes From Operations:
• Net investment income (loss)	272,212	(255)	(413)	5,235	22,892	33,987
• Net realized gain (loss) on investments	158,704	(1,443)	(108)	33,847	114,919	331,894
• Net change in unrealized appreciation or depreciation on investments	(1,330,098)	(2,080)	(23,789)	(53,757)	(226,974)	(531,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(899,182)	(3,778)	(24,310)	(14,675)	(89,163)	(165,148)
Changes From Unit Transactions:
• Contract purchases	9,539,380	2,814	7,510	48,781	246,328	475,648
• Contract withdrawals	(1,570,214)	(233)	(3,066)	(24,375)	(160,870)	(566,601)
• Contract transfers	1,841,413	23,840	106,730	(2,173)	218,683	23,316
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,810,579	26,421	111,174	22,233	304,141	(67,637)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,911,397	22,643	86,864	7,558	214,978	(232,785)
NET ASSETS AT DECEMBER 31, 2015	$16,239,060	$23,053	$250,511	$562,353	$2,476,908	$4,222,544

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSgA International Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,599,006	$143,326	$4,114,403	$608,997	$1,168,805	$1,923,158	$150,109
Changes From Operations:
• Net investment income (loss)	22,179	3,671	115,088	5,221	23,342	23,717	3,387
• Net realized gain (loss) on investments	51,434	38,020	(6,187)	(3,013)	(32,049)	20,802	745
• Net change in unrealized appreciation or depreciation on investments	(31,558)	(38,472)	(235,511)	23,521	(43,908)	11,748	(19,172)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,055	3,219	(126,610)	25,729	(52,615)	56,267	(15,040)
Changes From Unit Transactions:
• Contract purchases	377,263	181,044	153,520	29,598	98,448	93,445	17,579
• Contract withdrawals	(246,429)	(30,200)	(355,371)	(136,210)	(148,741)	(218,115)	(5,229)
• Contract transfers	(31,648)	13,556	(114,675)	59,086	78,679	47,240	33,439
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	99,186	164,400	(316,526)	(47,526)	28,386	(77,430)	45,789
TOTAL INCREASE (DECREASE) IN NET ASSETS	141,241	167,619	(443,136)	(21,797)	(24,229)	(21,163)	30,749
NET ASSETS AT DECEMBER 31, 2014	1,740,247	310,945	3,671,267	587,200	1,144,576	1,901,995	180,858
Changes From Operations:
• Net investment income (loss)	11,807	3,500	67,084	9,406	36,903	34,605	3,249
• Net realized gain (loss) on investments	158,426	(5,500)	(38,002)	(880)	(29,133)	16,592	346
• Net change in unrealized appreciation or depreciation on investments	(236,993)	(17,678)	(177,748)	(14,195)	(219,907)	(181,774)	(10,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(66,760)	(19,678)	(148,666)	(5,669)	(212,137)	(130,577)	(6,466)
Changes From Unit Transactions:
• Contract purchases	339,055	225,973	148,566	18,003	110,107	82,489	36,082
• Contract withdrawals	(374,337)	(69,025)	(364,335)	(93,702)	(56,397)	(159,800)	(31,445)
• Contract transfers	(32,523)	(18,485)	(106,773)	86,223	(15,493)	(67,643)	22,664
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(67,805)	138,463	(322,542)	10,524	38,217	(144,954)	27,301
TOTAL INCREASE (DECREASE) IN NET ASSETS	(134,565)	118,785	(471,208)	4,855	(173,920)	(275,531)	20,835
NET ASSETS AT DECEMBER 31, 2015	$1,605,682	$429,730	$3,200,059	$592,055	$970,656	$1,626,464	$201,693

See accompanying notes.

	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Standard Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount	NB AMT Large Cap Value Portfolio I Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$110,935,745	$33,044,692	$19,754,536	$—	$1,698,511	$5,382,437
Changes From Operations:
• Net investment income (loss)	982,109	(50,229)	(145,690)	281	(16,707)	(12,654)
• Net realized gain (loss) on investments	2,678,246	1,323,708	1,916,289	(2)	55,966	108,490
• Net change in unrealized appreciation or depreciation on investments	9,145,844	(224,085)	175,999	(1,539)	33,089	352,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,806,199	1,049,394	1,946,598	(1,260)	72,348	447,932
Changes From Unit Transactions:
• Contract purchases	2,268,937	611,351	340,577	833	54,532	162,931
• Contract withdrawals	(11,080,809)	(3,005,464)	(1,931,167)	—	(140,218)	(591,969)
• Contract transfers	(2,581,446)	(1,085,177)	(368,359)	24,431	29,744	85,957
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,393,318)	(3,479,290)	(1,958,949)	25,264	(55,942)	(343,081)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,412,881	(2,429,896)	(12,351)	24,004	16,406	104,851
NET ASSETS AT DECEMBER 31, 2014	112,348,626	30,614,796	19,742,185	24,004	1,714,917	5,487,288
Changes From Operations:
• Net investment income (loss)	924,198	(26,274)	(166,984)	163	(16,064)	(12,062)
• Net realized gain (loss) on investments	3,551,447	1,388,343	2,000,338	(49)	71,290	451,444
• Net change in unrealized appreciation or depreciation on investments	(4,164,448)	(2,890,485)	(1,607,047)	(2,951)	(48,564)	(1,094,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	311,197	(1,528,416)	226,307	(2,837)	6,662	(654,727)
Changes From Unit Transactions:
• Contract purchases	2,001,109	443,423	288,121	7,686	44,691	105,457
• Contract withdrawals	(11,834,801)	(3,010,165)	(1,620,992)	(18)	(152,281)	(369,993)
• Contract transfers	(1,651,693)	(803,910)	(119,689)	850	(27,262)	(208,114)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,485,385)	(3,370,652)	(1,452,560)	8,518	(134,852)	(472,650)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,174,188)	(4,899,068)	(1,226,253)	5,681	(128,190)	(1,127,377)
NET ASSETS AT DECEMBER 31, 2015	$101,174,438	$25,715,728	$18,515,932	$29,685	$1,586,727	$4,359,911

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2014	$12,114,559
Changes From Operations:
• Net investment income (loss)	3,463
• Net realized gain (loss) on investments	344,977
• Net change in unrealized appreciation or depreciation on investments	(579,234)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(230,794)
Changes From Unit Transactions:
• Contract purchases	536,079
• Contract withdrawals	(1,397,088)
• Contract transfers	(306,726)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,167,735)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,398,529)
NET ASSETS AT DECEMBER 31, 2014	10,716,030
Changes From Operations:
• Net investment income (loss)	(9,295)
• Net realized gain (loss) on investments	430,914
• Net change in unrealized appreciation or depreciation on investments	(556,931)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(135,312)
Changes From Unit Transactions:
• Contract purchases	296,490
• Contract withdrawals	(1,265,613)
• Contract transfers	(131,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,101,019)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,236,331)
NET ASSETS AT DECEMBER 31, 2015	$9,479,699

See accompanying notes.

Lincoln National Variable Annuity Account L

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account consists of two products as follows:

•  Group Variable Annuity

•  Lincoln Secured Retirement Income

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-three mutual funds (the Funds) of eleven diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth Portfolio Class B

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Service Class

Deutsche Investments VIT Funds (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Government Money Market Portfolio Initial Class

Fidelity VIP Growth Portfolio Initial Class

Janus Aspen Series:

Janus Aspen Global Research Portfolio Institutional Shares

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class

LVIP Delaware Foundation Moderate Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP SSgA Bond Index Fund Standard Class

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA International Index Fund Standard Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP Templeton Growth Managed Volatility Fund Standard Class

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

Neuberger Berman Advisors Management Trust
(NB AMT):

NB AMT Large Cap Value I Class Portfolio

T. Rowe Price International Series, Inc. (T. Rowe Price):

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value RPM Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Templeton Growth RPM Fund Standard Class

Also during 2014, the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Fund Class B	AB VPS Global Thematic Growth Fund Class B
ABVPSF Growth Fund Class B	AB VPS Growth Fund Class B
Fidelity VIP Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the two contract types within the Variable Account:

•  Group Variable Annuity at a daily rate of .0020548% to .0027397% (.75% to 1.00% on an annual basis)

•  Lincoln Secured Retirement Income at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

During May, 2013, the fund replacement listed below occurred in certain products. The replacement fund has higher fund expenses than the fund it replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of at least two years. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Class I Fund	LVIP BlackRock Inflation Protected Bond Standard Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2015 and 2014 were $240,936 and $258,284, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2015		0.75%	1.00%	$5.90	$6.13	313,715	$1,852,385	1.63%	1.88%	0.00%
	2014		0.75%	1.00%	5.80	6.01	338,951	1,969,007	3.76%	4.02%	0.00%
	2013		0.75%	1.00%	5.59	5.78	355,281	1,989,204	21.70%	22.01%	0.02%
	2012		0.75%	1.00%	4.60	4.74	407,020	1,872,402	12.11%	12.40%	0.00%
	2011		0.75%	1.00%	4.10	4.22	453,695	1,861,796	-24.17%	-23.98%	0.35%
AB VPS Growth Portfolio Class B
	2015		0.75%	1.00%	13.03	13.54	127,091	1,661,558	7.74%	8.01%	0.00%
	2014		0.75%	1.00%	12.10	12.54	122,461	1,485,769	11.84%	12.12%	0.00%
	2013		0.75%	1.00%	10.82	11.18	140,737	1,525,730	32.40%	32.73%	0.03%
	2012		0.75%	1.00%	8.17	8.42	145,376	1,190,058	12.45%	12.73%	0.00%
	2011		0.75%	1.00%	7.27	7.47	148,943	1,083,910	-0.04%	0.21%	0.00%
AB VPS Growth and Income Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.18%
	2012		0.75%	1.00%	13.21	13.50	91,918	1,214,796	16.08%	16.37%	1.38%
	2011		0.75%	1.00%	11.38	11.60	83,635	952,275	5.01%	5.28%	1.05%
American Century VP Balanced Fund Class I
	2015		0.75%	1.00%	40.35	42.05	327,511	13,265,699	-3.54%	-3.30%	1.72%
	2014		0.75%	1.00%	41.83	43.48	382,815	16,070,495	8.76%	9.03%	1.52%
	2013		0.75%	1.00%	38.46	39.88	434,732	16,768,685	16.26%	16.55%	1.58%
	2012		0.75%	1.00%	33.08	34.22	483,889	16,049,324	10.69%	10.97%	2.06%
	2011		0.75%	1.00%	29.89	30.84	529,970	15,875,249	4.28%	4.54%	1.89%
American Century VP Inflation Protection Fund Class I
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2012		0.75%	1.00%	13.08	13.20	124,230	1,625,228	6.48%	6.75%	2.82%
	2011		0.75%	1.00%	12.28	12.36	92,897	1,141,311	10.98%	11.26%	3.96%
American Funds Global Growth Fund Class 2
	2015		0.75%	1.00%	24.72	25.45	229,813	5,699,030	5.87%	6.14%	1.01%
	2014		0.75%	1.00%	23.35	23.98	239,094	5,599,280	1.30%	1.55%	1.14%
	2013		0.75%	1.00%	23.05	23.61	259,684	6,000,890	27.89%	28.21%	1.26%
	2012		0.75%	1.00%	18.02	18.42	274,966	4,966,016	21.34%	21.65%	0.91%
	2011		0.75%	1.00%	14.85	15.14	302,484	4,500,793	-9.79%	-9.57%	1.25%
American Funds Growth Fund Class 2
	2015		0.75%	1.00%	16.72	17.37	1,566,846	26,293,002	5.79%	6.06%	0.60%
	2014		0.75%	1.00%	15.80	16.38	1,688,620	26,773,410	7.43%	7.70%	0.78%
	2013		0.75%	1.00%	14.71	15.21	1,845,206	27,219,661	28.81%	29.13%	0.93%
	2012		0.75%	1.00%	11.42	11.78	2,046,065	23,427,228	16.72%	17.01%	0.79%
	2011		0.75%	1.00%	9.79	10.07	2,203,885	21,614,387	-5.23%	-4.99%	0.61%
American Funds Growth-Income Fund Class 2
	2015		0.75%	1.00%	19.78	20.37	592,659	11,743,805	0.45%	0.70%	1.32%
	2014		0.75%	1.00%	19.70	20.22	602,195	11,877,200	9.53%	9.81%	1.32%
	2013		0.75%	1.00%	17.98	18.42	602,597	10,850,076	32.17%	32.50%	1.41%
	2012		0.75%	1.00%	13.60	13.90	582,370	7,932,965	16.31%	16.60%	1.63%
	2011		0.75%	1.00%	11.70	11.92	607,917	7,118,457	-2.81%	-2.56%	1.49%
American Funds International Fund Class 2
	2015		0.75%	1.00%	14.33	14.88	636,510	9,133,407	-5.48%	-5.24%	1.46%
	2014		0.75%	1.00%	15.16	15.71	709,340	10,765,065	-3.62%	-3.38%	1.34%
	2013		0.75%	1.00%	15.72	16.25	767,401	12,083,542	20.42%	20.73%	1.35%
	2012		0.75%	1.00%	13.06	13.46	868,210	11,350,715	16.73%	17.03%	1.42%
	2011		0.75%	1.00%	11.19	11.51	1,034,750	11,586,451	-14.82%	-14.61%	1.60%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund Class I
	2015		0.75%	1.00%	$14.63	$14.87	104,709	$1,532,499	-1.70%	-1.45%	1.13%
	2014		0.75%	1.00%	14.88	15.09	102,561	1,526,870	1.09%	1.35%	2.23%
	2013		0.75%	1.00%	14.72	14.89	106,183	1,563,568	13.62%	13.90%	1.26%
	2012		0.75%	1.00%	12.96	13.07	93,759	1,215,132	9.18%	9.46%	1.48%
	2011		0.75%	1.00%	11.87	11.95	99,310	1,178,695	-4.45%	-4.22%	2.61%
Delaware VIP Diversified Income Series Standard Class
	2015		0.75%	1.00%	17.40	17.91	305,107	5,315,575	-2.07%	-1.82%	3.02%
	2014		0.75%	1.00%	17.77	18.25	323,001	5,744,785	4.27%	4.53%	2.26%
	2013		0.75%	1.00%	17.04	17.45	346,914	5,916,303	-2.24%	-2.00%	2.37%
	2012		0.75%	1.00%	17.43	17.81	404,524	7,056,169	6.13%	6.39%	3.09%
	2011		0.75%	1.00%	16.43	16.74	409,849	6,738,120	5.34%	5.60%	4.35%
Delaware VIP High Yield Series Standard Class
	2015		0.75%	1.00%	17.18	17.64	131,395	2,259,594	-7.53%	-7.29%	6.52%
	2014		0.75%	1.00%	18.57	19.02	152,142	2,829,067	-1.28%	-1.03%	6.53%
	2013		0.75%	1.00%	18.81	19.22	152,088	2,864,216	8.13%	8.40%	7.40%
	2012		0.75%	1.00%	17.40	17.73	176,736	3,077,698	16.65%	16.94%	8.56%
	2011		0.75%	1.00%	14.92	15.16	189,691	2,831,730	1.36%	1.62%	8.83%
Delaware VIP REIT Series Service Class
	2015		0.75%	1.00%	38.95	40.46	319,994	12,490,856	2.49%	2.75%	1.02%
	2014		0.75%	1.00%	38.00	39.38	354,974	13,509,561	27.84%	28.16%	1.11%
	2013		0.75%	1.00%	29.73	30.73	364,544	10,850,558	0.91%	1.16%	1.32%
	2012		0.75%	1.00%	29.46	30.38	392,488	11,576,227	15.45%	15.74%	1.30%
	2011		0.75%	1.00%	25.52	26.25	428,767	10,954,794	9.52%	9.79%	1.37%
Delaware VIP Small Cap Value Series Service Class
	2015		0.75%	1.00%	22.84	23.51	342,295	7,832,045	-7.39%	-7.16%	0.49%
	2014		0.75%	1.00%	24.66	25.33	400,294	9,887,517	4.57%	4.83%	0.33%
	2013		0.75%	1.00%	23.58	24.16	445,837	10,528,843	31.85%	32.18%	0.51%
	2012		0.75%	1.00%	17.89	18.28	450,097	8,060,937	12.50%	12.79%	0.35%
	2011		0.75%	1.00%	15.90	16.21	480,324	7,645,697	-2.57%	-2.33%	0.30%
Delaware VIP Smid Cap Growth Series Service Class
	2015		0.75%	1.00%	17.89	18.58	300,527	5,384,054	6.24%	6.51%	0.16%
	2014		0.75%	1.00%	16.84	17.44	309,856	5,224,630	1.85%	2.10%	0.00%
	2013		0.75%	1.00%	16.53	17.09	392,019	6,490,913	39.57%	39.92%	0.00%
	2012		0.75%	1.00%	11.84	12.21	363,549	4,312,965	9.61%	9.88%	0.01%
	2011		0.75%	1.00%	10.81	11.11	350,408	3,795,589	6.83%	7.09%	0.72%
Dreyfus Opportunistic Small Cap Portfolio Initial Class
	2012		0.75%	1.00%	23.82	24.64	1,016,901	24,277,228	19.36%	19.66%	0.00%
	2011		0.75%	1.00%	19.96	20.59	1,137,365	22,743,588	-14.70%	-14.49%	0.42%
Dreyfus Stock Index Fund Initial Class
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.45%
	2012		0.75%	1.00%	47.72	49.36	1,018,877	48,754,441	14.59%	14.87%	2.02%
	2011		0.75%	1.00%	41.65	42.97	1,136,755	47,470,262	0.86%	1.12%	1.80%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		0.75%	1.00%	12.43	12.63	15,980	198,618	-7.23%	-6.99%	2.92%
	2014		0.75%	1.00%	13.40	13.58	16,747	224,367	2.47%	2.73%	1.75%
	2013		0.75%	1.00%	13.07	13.22	14,420	188,525	-0.07%	0.18%	1.81%
	2012		0.75%	1.00%	13.08	13.20	10,010	130,967	8.63%	8.90%	3.26%
	2011		0.75%	1.00%	12.04	12.04	8,100	97,553	-3.83%	-3.83%	1.50%
Deutsche Equity 500 Index VIP Portfolio A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.90%
	2012		0.75%	1.00%	14.00	14.30	125,401	1,756,809	14.55%	14.83%	2.09%
	2011		0.75%	1.00%	12.22	12.45	193,503	2,366,306	0.82%	1.07%	1.75%
Deutsche Small Cap Index VIP Portfolio A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.77%
	2012		0.75%	1.00%	15.31	15.65	130,153	1,997,201	15.09%	15.38%	0.88%
	2011		0.75%	1.00%	13.31	13.56	133,027	1,773,487	-5.37%	-5.13%	0.89%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Asset Manager Portfolio Initial Class
	2015		0.75%	1.00%	$41.92	$43.68	827,635	$34,757,222	-0.85%	-0.61%	1.53%
	2014		0.75%	1.00%	42.28	43.95	923,700	39,121,218	4.78%	5.04%	1.46%
	2013		0.75%	1.00%	40.35	41.84	1,006,553	40,680,237	14.56%	14.84%	1.53%
	2012		0.75%	1.00%	35.22	36.43	1,117,038	39,405,183	11.36%	11.64%	1.52%
	2011		0.75%	1.00%	31.63	32.63	1,213,528	38,437,578	-3.53%	-3.29%	1.89%
Fidelity VIP Contrafund Portfolio Service Class 2
	2015		0.75%	1.00%	21.71	22.56	991,770	21,570,788	-0.58%	-0.33%	0.79%
	2014		0.75%	1.00%	21.84	22.63	1,050,549	22,983,179	10.54%	10.82%	0.73%
	2013		0.75%	1.00%	19.76	20.42	1,128,066	22,321,096	29.65%	29.97%	0.83%
	2012		0.75%	1.00%	15.24	15.71	1,205,276	18,394,701	14.99%	15.27%	1.13%
	2011		0.75%	1.00%	13.25	13.63	1,238,854	16,441,190	-3.75%	-3.51%	0.75%
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		0.75%	1.00%	33.42	34.57	1,160,289	38,900,117	16.14%	16.43%	3.06%
	2011		0.75%	1.00%	28.77	29.69	1,282,791	37,016,452	-0.03%	0.22%	2.36%
Fidelity VIP Government Money Market Portfolio Initial Class
	2015		0.00%	0.00%	18.02	18.04	1,941	34,965	0.02%	0.03%	0.02%
	2014		0.00%	0.00%	18.01	18.04	548	9,873	0.01%	0.01%	0.01%
	2013		0.00%	0.00%	18.01	18.04	450	8,104	0.03%	0.03%	0.03%
	2012		0.00%	0.00%	18.00	18.03	449	8,090	0.12%	0.14%	0.14%
	2011		0.00%	0.00%	17.98	17.98	2,384	42,873	0.11%	0.11%	0.11%
Fidelity VIP Growth Portfolio Initial Class
	2015		0.75%	1.00%	72.06	75.10	1,063,302	76,830,690	6.11%	6.37%	0.25%
	2014		0.75%	1.00%	67.91	70.60	1,167,218	79,461,794	10.19%	10.47%	0.18%
	2013		0.75%	1.00%	61.63	63.91	1,263,909	78,065,251	34.98%	35.32%	0.28%
	2012		0.75%	1.00%	45.66	47.23	1,415,464	64,761,253	13.55%	13.83%	0.59%
	2011		0.75%	1.00%	40.21	41.49	1,530,863	61,671,758	-0.80%	-0.55%	0.35%
Janus Aspen Global Research Portfolio Institutional Shares
	2015		0.75%	1.00%	18.60	19.38	474,214	8,850,052	-3.26%	-3.02%	0.65%
	2014		0.75%	1.00%	19.22	19.98	506,118	9,760,515	6.37%	6.64%	1.07%
	2013		0.75%	1.00%	18.07	18.74	549,580	9,962,894	27.15%	27.47%	1.21%
	2012		0.75%	1.00%	14.21	14.70	620,209	8,840,691	18.89%	19.18%	0.87%
	2011		0.75%	1.00%	11.95	12.33	682,174	8,176,833	-14.60%	-14.39%	0.56%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.75%	1.00%	52.48	54.70	278,447	14,652,966	-5.72%	-5.48%	0.00%
	2014		0.75%	1.00%	55.66	57.87	306,639	17,112,866	3.81%	4.07%	0.18%
	2013		0.75%	1.00%	53.62	55.60	351,269	18,887,194	38.67%	39.02%	0.43%
	2012		0.75%	1.00%	38.67	40.00	362,634	14,060,367	17.07%	17.36%	1.14%
	2011		0.75%	1.00%	33.03	34.08	419,765	13,901,459	2.99%	3.25%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		0.75%	1.00%	7.83	7.83	3,254	25,469	-15.86%	-15.86%	1.75%
	2014	5/27/14	1.00%	1.00%	9.30	9.30	2,549	23,703	-8.29%	-8.29%	1.60%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.69%	0.94%	9.15	9.23	77,644	710,885	-3.73%	-3.49%	1.14%
	2014		0.69%	0.94%	9.51	9.57	88,703	843,424	2.10%	2.36%	1.42%
	2013		0.69%	0.94%	9.31	9.31	102,316	952,551	-9.25%	-9.25%	0.95%
	2012	5/17/12	1.00%	1.00%	10.26	10.26	6,748	69,225	2.22%	2.22%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2015		0.75%	1.00%	9.52	9.72	63,079	601,774	-2.21%	-1.96%	3.03%
	2014		0.75%	1.00%	9.73	9.92	61,557	600,333	12.76%	13.04%	2.79%
	2013		0.75%	1.00%	8.63	8.77	76,485	661,014	2.28%	2.53%	0.00%
	2012		0.75%	1.00%	8.44	8.56	73,829	623,618	23.44%	23.75%	0.00%
	2011		0.75%	1.00%	6.84	6.91	73,611	503,522	-9.58%	-9.35%	0.00%
LVIP Delaware Bond Fund Standard Class
	2015		0.75%	1.00%	16.00	16.47	271,002	4,340,416	-0.61%	-0.36%	2.25%
	2014		0.75%	1.00%	16.10	16.53	314,538	5,067,417	4.92%	5.18%	1.97%
	2013		0.75%	1.00%	15.34	15.71	374,119	5,746,772	-3.28%	-3.04%	1.56%
	2012		0.75%	1.00%	15.86	16.21	498,292	7,912,925	5.55%	5.81%	2.00%
	2011		0.75%	1.00%	15.03	15.32	531,555	7,996,162	6.57%	6.83%	3.41%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund Service Class
	2015		0.75%	1.00%	$9.74	$9.74	20,149	$196,284	-1.96%	-1.96%	1.17%
	2014		1.00%	1.00%	9.94	9.94	74,690	742,087	-0.63%	-0.63%	2.53%
	2013		1.00%	1.00%	10.00	10.00	12,862	128,606	-0.50%	-0.50%	0.90%
	2012		1.00%	1.00%	10.05	10.05	2,511	25,234	2.93%	2.93%	1.35%
	2011	7/8/11	1.00%	1.00%	9.76	9.76	393	3,839	-2.14%	-2.14%	2.73%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		1.00%	1.00%	17.45	17.45	19,011	331,712	-2.31%	-2.31%	1.91%
	2014		1.00%	1.00%	17.86	17.86	15,807	282,347	3.30%	3.30%	2.49%
	2013		1.00%	1.00%	17.29	17.29	13,400	231,692	19.04%	19.04%	1.72%
	2012		1.00%	1.00%	14.52	14.52	10,788	156,687	12.16%	12.16%	2.07%
	2011		1.00%	1.00%	12.95	12.95	7,754	100,414	-3.00%	-3.00%	2.34%
LVIP Delaware Foundation Conservative Allocation Fund Standard Class
	2015		0.75%	1.00%	15.18	15.63	78,946	1,206,062	-1.93%	-1.68%	2.70%
	2014		0.75%	1.00%	15.48	15.90	84,283	1,312,086	3.83%	4.09%	2.70%
	2013		0.75%	1.00%	14.91	15.27	82,482	1,235,729	8.25%	8.52%	2.22%
	2012		0.75%	1.00%	13.77	14.07	81,986	1,134,046	9.53%	9.81%	2.41%
	2011		0.75%	1.00%	12.57	12.82	78,818	995,079	1.21%	1.47%	6.45%
LVIP Delaware Foundation Moderate Allocation Fund Standard Class
	2015		0.75%	1.00%	16.27	16.53	18,412	299,759	-2.13%	-1.89%	1.48%
	2014		0.75%	1.00%	16.62	16.84	32,432	539,318	3.59%	3.85%	2.03%
	2013		0.75%	1.00%	16.05	16.22	31,435	504,590	13.10%	13.40%	2.33%
	2012		0.75%	1.00%	14.19	14.30	21,793	309,208	10.20%	10.42%	2.62%
	2011		0.75%	1.00%	12.88	12.88	18,011	231,921	-0.73%	-0.73%	2.88%
LVIP Delaware Social Awareness Fund Standard Class
	2015		0.75%	1.00%	26.55	27.67	566,033	15,071,433	-1.65%	-1.40%	1.46%
	2014		0.75%	1.00%	27.00	28.06	594,059	16,083,660	14.05%	14.34%	1.53%
	2013		0.75%	1.00%	23.67	24.54	647,268	15,361,248	34.34%	34.68%	1.26%
	2012		0.75%	1.00%	17.62	18.22	703,524	12,425,870	14.14%	14.42%	0.75%
	2011		0.75%	1.00%	15.44	15.93	761,073	11,777,523	-0.36%	-0.11%	0.70%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015		0.75%	1.00%	15.37	15.97	337,969	5,211,826	-2.98%	-2.74%	1.59%
	2014		0.75%	1.00%	15.84	16.42	356,541	5,665,734	12.05%	12.33%	2.05%
	2013		0.75%	1.00%	14.14	14.62	349,480	4,954,347	31.93%	32.26%	1.79%
	2012		0.75%	1.00%	10.72	11.05	354,280	3,805,702	14.17%	14.46%	1.07%
	2011		0.75%	1.00%	9.39	9.66	390,097	3,669,574	0.19%	0.44%	1.00%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		0.75%	1.00%	16.00	16.43	83,903	1,343,203	-2.97%	-2.73%	1.84%
	2014		0.75%	1.00%	16.49	16.89	112,782	1,860,347	4.65%	4.91%	1.91%
	2013		0.75%	1.00%	15.76	16.10	126,229	1,989,465	8.66%	8.93%	1.72%
	2012		0.75%	1.00%	14.50	14.78	156,741	2,273,449	8.68%	8.96%	3.87%
	2011		0.75%	1.00%	13.34	13.56	157,522	2,102,251	2.65%	2.91%	1.52%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.75%	1.00%	14.51	14.90	319,676	4,644,203	-4.65%	-4.41%	1.86%
	2014		0.75%	1.00%	15.22	15.59	360,047	5,484,539	2.44%	2.70%	1.93%
	2013		0.75%	1.00%	14.86	15.18	393,939	5,857,083	12.42%	12.70%	1.77%
	2012		0.75%	1.00%	13.22	13.47	391,875	5,182,561	8.06%	8.33%	2.50%
	2011		0.75%	1.00%	12.23	12.43	418,427	5,120,586	-1.00%	-0.75%	1.97%
LVIP Global Income Fund Standard Class
	2015		0.75%	1.00%	11.79	11.79	29,623	349,496	-3.00%	-3.00%	3.24%
	2014		1.00%	1.00%	12.16	12.16	25,356	308,252	0.93%	0.93%	0.66%
	2013		1.00%	1.00%	12.05	12.05	21,720	261,626	-3.79%	-3.79%	0.26%
	2012		1.00%	1.00%	12.52	12.52	19,785	247,696	6.62%	6.62%	1.90%
	2011		1.00%	1.00%	11.74	11.74	20,240	237,668	0.08%	0.08%	4.68%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		0.05%	1.00%	10.19	15.72	1,446,630	16,239,060	-4.34%	-3.42%	2.58%
	2014		0.05%	1.00%	16.00	16.39	525,926	7,327,663	3.11%	3.37%	2.45%
	2013		0.75%	1.00%	15.52	15.85	358,649	5,571,552	10.74%	11.02%	1.79%
	2012		0.75%	1.00%	14.01	14.28	357,635	5,016,147	8.50%	8.77%	3.29%
	2011		0.75%	1.00%	12.91	13.13	369,710	4,778,923	0.16%	0.41%	1.76%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	2015		0.75%	1.00%	$9.62	$9.62	2,394	$23,053	-5.15%	-5.15%	0.00%
	2014	6/17/14	1.00%	1.00%	10.15	10.15	40	410	-0.06%	-0.06%	0.00%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.75%	1.00%	9.61	9.61	26,076	250,511	-8.66%	-8.66%	0.83%
	2014	5/30/14	1.00%	1.00%	10.52	10.52	15,561	163,647	4.79%	4.79%	1.15%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2015		1.00%	1.00%	12.61	12.61	44,587	562,353	-2.59%	-2.59%	1.93%
	2014		0.75%	1.00%	12.95	13.20	42,849	554,795	3.74%	4.00%	1.79%
	2013		0.75%	1.00%	12.48	12.69	66,071	824,648	7.84%	8.11%	1.34%
	2012		0.75%	1.00%	11.57	11.74	65,720	760,605	7.46%	7.73%	2.39%
	2011		0.75%	1.00%	10.77	10.89	65,779	709,674	0.24%	0.49%	0.83%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2015		0.75%	1.00%	12.10	12.36	204,519	2,476,908	-3.18%	-2.94%	1.91%
	2014		0.75%	1.00%	12.50	12.74	180,840	2,261,930	3.35%	3.61%	1.86%
	2013		0.75%	1.00%	12.09	12.29	181,807	2,199,903	10.03%	10.30%	1.28%
	2012		0.75%	1.00%	10.99	11.14	194,273	2,136,241	7.30%	7.57%	2.06%
	2011		0.75%	1.00%	10.24	10.36	196,176	2,010,079	-0.80%	-0.55%	0.76%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2015		0.75%	1.00%	11.89	12.15	354,950	4,222,544	-3.63%	-3.39%	1.77%
	2014		0.75%	1.00%	12.34	12.58	360,949	4,455,329	3.12%	3.38%	2.22%
	2013		0.75%	1.00%	11.96	12.16	312,189	3,735,879	12.61%	12.90%	1.38%
	2012		0.75%	1.00%	10.62	10.78	278,616	2,960,652	6.82%	7.09%	1.90%
	2011		0.75%	1.00%	9.95	10.06	249,283	2,479,688	-1.55%	-1.31%	0.66%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2015		0.75%	1.00%	11.20	11.45	143,308	1,605,682	-4.19%	-3.95%	1.69%
	2014		0.75%	1.00%	11.69	11.92	148,817	1,740,247	2.45%	2.71%	2.29%
	2013		0.75%	1.00%	11.41	11.60	140,076	1,599,006	15.38%	15.66%	1.37%
	2012		0.75%	1.00%	9.89	10.03	124,354	1,230,346	6.06%	6.32%	1.84%
	2011		0.75%	1.00%	9.33	9.44	101,413	946,060	-2.44%	-2.20%	0.63%
LVIP Managed Risk Profile 2050 Fund Standard Class
	2015		1.00%	1.00%	11.07	11.07	38,835	429,730	-4.70%	-4.70%	2.00%
	2014		1.00%	1.00%	11.61	11.61	26,779	310,945	1.92%	1.92%	2.68%
	2013		1.00%	1.00%	11.39	11.39	12,580	143,326	17.85%	17.85%	2.47%
	2012		1.00%	1.00%	9.67	9.67	2,647	25,589	4.93%	4.93%	0.30%
	2011	7/15/11	1.00%	1.00%	9.21	9.21	29,223	269,237	-7.17%	-7.17%	0.00%
LVIP Mondrian International Value Fund Standard Class
	2015		0.75%	1.00%	16.90	17.40	188,498	3,200,059	-4.75%	-4.51%	2.83%
	2014		0.75%	1.00%	17.75	18.22	206,128	3,671,267	-3.51%	-3.27%	3.81%
	2013		0.75%	1.00%	18.39	18.84	223,032	4,114,403	20.63%	20.93%	2.43%
	2012		0.75%	1.00%	15.25	15.58	246,515	3,768,229	8.53%	8.80%	2.77%
	2011		0.75%	1.00%	14.05	14.32	288,351	4,059,549	-5.17%	-4.93%	2.84%
LVIP SSgA Bond Index Fund Standard Class
	2015		0.75%	1.00%	11.94	12.14	49,584	592,055	-0.75%	-0.50%	2.54%
	2014		0.75%	1.00%	12.03	12.03	48,811	587,200	4.70%	4.70%	1.93%
	2013		1.00%	1.00%	11.49	11.49	53,003	608,997	-3.54%	-3.54%	2.00%
	2012		0.75%	1.00%	11.91	12.02	59,085	704,258	2.82%	3.08%	2.74%
	2011		0.75%	1.00%	11.58	11.66	50,337	583,204	6.33%	6.59%	3.71%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		0.75%	1.00%	12.25	12.45	79,159	970,656	-17.87%	-17.66%	4.25%
	2014		0.75%	1.00%	14.92	15.12	76,682	1,144,576	-4.33%	-4.09%	2.98%
	2013		0.75%	1.00%	15.59	15.77	74,944	1,168,805	-3.80%	-3.55%	2.35%
	2012		0.75%	1.00%	16.21	16.35	77,620	1,258,209	11.53%	11.81%	2.61%
	2011		0.75%	1.00%	14.53	14.62	78,785	1,145,087	-15.78%	-15.57%	2.43%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		0.75%	1.00%	$12.89	$13.24	125,993	$1,626,464	-7.45%	-7.22%	2.95%
	2014		0.75%	1.00%	13.93	14.27	136,392	1,901,995	2.94%	3.20%	2.23%
	2013		0.75%	1.00%	13.53	13.83	141,990	1,923,158	8.72%	8.99%	2.04%
	2012		0.75%	1.00%	12.45	12.69	149,416	1,861,171	10.04%	10.32%	3.40%
	2011		0.75%	1.00%	11.31	11.50	156,978	1,776,647	-0.78%	-0.53%	1.30%
LVIP SSgA International Index Fund Standard Class
	2015		0.75%	1.00%	14.23	14.47	14,173	201,693	-2.20%	-1.96%	2.56%
	2014		0.75%	1.00%	14.55	14.76	12,430	180,858	-6.78%	-6.51%	2.92%
	2013		0.75%	1.00%	15.60	15.78	9,619	150,109	19.78%	20.08%	1.82%
	2012		0.75%	1.00%	13.03	13.15	8,001	104,237	16.95%	17.26%	1.86%
	2011		0.75%	1.00%	11.14	11.14	6,474	72,113	-13.25%	-13.25%	1.04%
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		0.75%	1.00%	15.77	15.91	6,410,542	101,174,438	0.17%	0.42%	1.84%
	2014		0.75%	1.00%	15.74	15.85	7,132,300	112,348,626	12.30%	12.58%	1.87%
	2013		0.75%	1.00%	14.02	14.02	7,910,666	110,935,745	30.69%	30.69%	2.38%
	2012	5/21/12	1.00%	1.00%	10.73	10.73	1,968	21,113	9.05%	9.05%	2.06%
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		0.75%	1.00%	14.58	14.71	1,762,892	25,715,728	-5.66%	-5.43%	0.89%
	2014		0.75%	1.00%	15.45	15.55	1,980,246	30,614,796	3.63%	3.89%	0.82%
	2013		0.75%	1.00%	14.91	14.91	2,215,500	33,044,692	36.53%	36.53%	1.21%
	2012	6/19/12	1.00%	1.00%	10.92	10.92	507	5,536	8.17%	8.17%	1.01%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		0.75%	1.00%	25.71	26.79	718,249	18,515,932	1.09%	1.34%	0.12%
	2014		0.75%	1.00%	25.43	26.44	774,185	19,742,185	10.48%	10.75%	0.23%
	2013		0.75%	1.00%	23.02	23.87	856,195	19,754,536	33.45%	33.79%	0.00%
	2012		0.75%	1.00%	17.25	17.84	904,684	15,640,591	15.15%	15.43%	0.00%
	2011		0.75%	1.00%	14.98	15.46	1,006,689	15,117,255	-4.82%	-4.59%	0.00%
LVIP Templeton Growth Managed Volatility Fund Standard Class
	2015		1.00%	1.00%	8.65	8.65	3,433	29,685	-8.94%	-8.94%	1.59%
	2014	6/26/14	1.00%	1.00%	9.50	9.50	2,528	24,004	-6.78%	-6.78%	2.35%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		0.75%	1.00%	9.89	10.28	159,858	1,586,727	0.33%	0.58%	0.00%
	2014		0.75%	1.00%	9.86	10.22	173,436	1,714,917	4.30%	4.56%	0.00%
	2013		0.75%	1.00%	9.46	9.77	179,209	1,698,511	24.25%	24.56%	0.00%
	2012		0.75%	1.00%	7.61	7.85	199,348	1,521,247	15.23%	15.52%	0.00%
	2011		0.75%	1.00%	6.60	6.79	210,235	1,391,272	-6.62%	-6.39%	0.21%
NB AMT Large Cap Value Portfolio I Class
	2015		0.75%	1.00%	20.96	21.84	207,472	4,359,911	-12.68%	-12.46%	0.74%
	2014		0.75%	1.00%	24.00	24.95	228,024	5,487,288	8.76%	9.03%	0.75%
	2013		0.75%	1.00%	22.07	22.88	243,292	5,382,437	29.83%	30.16%	1.17%
	2012		0.75%	1.00%	17.00	17.58	253,438	4,318,915	15.44%	15.73%	0.41%
	2011		0.75%	1.00%	14.72	15.19	290,712	4,290,578	-12.24%	-12.02%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2012		0.75%	1.00%	9.38	9.67	702,641	6,598,276	11.30%	11.57%	0.00%
	2011		0.75%	1.00%	8.42	8.66	757,209	6,387,768	-0.53%	-0.28%	0.00%
T. Rowe Price International Stock Portfolio
	2015		0.75%	1.00%	20.15	20.99	469,356	9,479,699	-1.89%	-1.64%	0.90%
	2014		0.75%	1.00%	20.53	21.35	520,642	10,716,030	-2.22%	-1.98%	1.02%
	2013		0.75%	1.00%	21.00	21.78	575,787	12,114,559	12.92%	13.20%	0.85%
	2012		0.75%	1.00%	18.60	19.24	626,616	11,673,495	17.26%	17.55%	1.25%
	2011		0.75%	1.00%	15.86	16.36	678,905	10,784,826	-13.70%	-13.49%	1.43%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$183,532	$346,842
AB VPS Growth Portfolio Class B	553,492	204,564
American Century VP Balanced Fund Class I	1,897,550	2,684,089
American Funds Global Growth Fund Class 2	1,297,085	954,665
American Funds Growth Fund Class 2	6,195,593	2,842,307
American Funds Growth-Income Fund Class 2	2,880,880	1,314,000
American Funds International Fund Class 2	1,060,308	1,556,288
BlackRock Global Allocation V.I. Fund Class I	356,618	238,546
Delaware VIP Diversified Income Series Standard Class	493,972	638,831
Delaware VIP High Yield Series Standard Class	382,689	598,119
Delaware VIP REIT Series Service Class	864,503	2,151,541
Delaware VIP Small Cap Value Series Service Class	1,299,917	1,793,268
Delaware VIP Smid Cap Growth Series Service Class	1,162,304	921,277
Deutsche Alternative Asset Allocation VIP Portfolio A	18,426	25,071
Fidelity VIP Asset Manager Portfolio Initial Class	3,650,559	5,006,674
Fidelity VIP Contrafund Portfolio Service Class 2	2,919,286	2,222,792
Fidelity VIP Government Money Market Portfolio Initial Class	103,836	80,532
Fidelity VIP Growth Portfolio Initial Class	3,223,235	8,799,691
Janus Aspen Global Research Portfolio Institutional Shares	160,554	819,842
LVIP Baron Growth Opportunities Fund Service Class	1,472,504	1,933,964
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	25,576	18,436
LVIP BlackRock Inflation Protected Bond Fund Standard Class	89,241	192,964
LVIP Clarion Global Real Estate Fund Standard Class	130,896	102,452
LVIP Delaware Bond Fund Standard Class	330,662	969,465
LVIP Delaware Diversified Floating Rate Fund Service Class	44,797	585,581
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	91,847	20,440
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	168,631	182,388
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	84,766	304,406
LVIP Delaware Social Awareness Fund Standard Class	2,353,237	1,363,057
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,007,446	634,057
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	104,618	544,853
LVIP Global Growth Allocation Managed Risk Fund Standard Class	268,514	835,242
LVIP Global Income Fund Standard Class	103,587	41,033
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	12,355,934	2,632,022
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	57,427	31,291
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	114,752	4,000
LVIP Managed Risk Profile 2010 Fund Standard Class	89,261	32,465
LVIP Managed Risk Profile 2020 Fund Standard Class	698,709	286,795
LVIP Managed Risk Profile 2030 Fund Standard Class	781,749	557,701
LVIP Managed Risk Profile 2040 Fund Standard Class	421,541	378,047
LVIP Managed Risk Profile 2050 Fund Standard Class	218,675	80,960
LVIP Mondrian International Value Fund Standard Class	303,204	560,919
LVIP SSgA Bond Index Fund Standard Class	111,889	92,098
LVIP SSgA Emerging Markets 100 Fund Standard Class	195,875	121,906
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	115,195	226,497
LVIP SSgA International Index Fund Standard Class	65,629	35,451
LVIP SSgA S&P 500 Index Fund Standard Class	4,176,789	13,848,392
LVIP SSgA Small-Cap Index Fund Standard Class	1,222,370	3,794,642
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,008,256	2,460,702
LVIP Templeton Growth Managed Volatility Fund Standard Class	9,120	451
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	35,781	187,016
NB AMT Large Cap Value Portfolio I Class	500,228	613,974
T. Rowe Price International Stock Portfolio	534,897	1,460,174

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2015:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	85,294	$21.71	$1,851,733	$1,415,957
AB VPS Growth Portfolio Class B	55,922	29.70	1,660,896	1,299,531
American Century VP Balanced Fund Class I	1,914,191	6.93	13,265,346	13,309,193
American Funds Global Growth Fund Class 2	217,504	26.19	5,696,425	5,117,774
American Funds Growth Fund Class 2	388,307	67.69	26,284,466	22,407,659
American Funds Growth-Income Fund Class 2	260,684	45.04	11,741,203	10,711,537
American Funds International Fund Class 2	506,776	18.02	9,132,099	9,261,738
BlackRock Global Allocation V.I. Fund Class I	101,526	15.09	1,532,020	1,659,271
Delaware VIP Diversified Income Series Standard Class	516,499	10.29	5,314,780	5,351,933
Delaware VIP High Yield Series Standard Class	462,036	4.89	2,259,357	2,620,371
Delaware VIP REIT Series Service Class	787,552	15.86	12,490,572	10,095,282
Delaware VIP Small Cap Value Series Service Class	233,191	33.58	7,830,553	7,435,431
Delaware VIP Smid Cap Growth Series Service Class	188,493	28.56	5,383,373	4,655,637
Deutsche Alternative Asset Allocation VIP Portfolio A	15,741	12.60	198,333	216,543
Fidelity VIP Asset Manager Portfolio Initial Class	2,205,285	15.76	34,755,284	34,139,444
Fidelity VIP Contrafund Portfolio Service Class 2	648,462	33.26	21,567,856	17,924,808
Fidelity VIP Government Money Market Portfolio Initial Class	33,177	1.00	33,177	33,177
Fidelity VIP Growth Portfolio Initial Class	1,168,550	65.75	76,832,182	44,851,615
Janus Aspen Global Research Portfolio Institutional Shares	219,916	40.24	8,849,425	8,021,552
LVIP Baron Growth Opportunities Fund Service Class	357,062	41.06	14,661,689	9,929,223
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,260	7.80	25,429	32,596
LVIP BlackRock Inflation Protected Bond Fund Standard Class	71,452	9.94	710,019	786,942
LVIP Clarion Global Real Estate Fund Standard Class	64,641	9.31	601,550	513,018
LVIP Delaware Bond Fund Standard Class	319,283	13.59	4,339,053	4,293,555
LVIP Delaware Diversified Floating Rate Fund Service Class	19,979	9.82	196,255	203,385
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	22,292	14.87	331,569	314,789
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	87,629	13.75	1,204,988	1,283,869
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	20,458	14.61	298,807	305,557
LVIP Delaware Social Awareness Fund Standard Class	376,521	40.03	15,071,379	13,096,574
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	138,651	37.54	5,205,247	4,655,099
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	101,777	13.19	1,342,239	1,253,880
LVIP Global Growth Allocation Managed Risk Fund Standard Class	366,219	12.71	4,655,374	4,312,042
LVIP Global Income Fund Standard Class	32,180	10.86	349,407	370,563
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,189,690	13.34	15,871,648	16,512,473
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	1,902	11.97	22,758	24,828
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	17,512	14.30	250,407	268,380
LVIP Managed Risk Profile 2010 Fund Standard Class	49,423	11.38	562,385	533,304
LVIP Managed Risk Profile 2020 Fund Standard Class	220,559	11.22	2,475,119	2,382,549
LVIP Managed Risk Profile 2030 Fund Standard Class	386,260	10.93	4,222,212	4,024,138
LVIP Managed Risk Profile 2040 Fund Standard Class	154,798	10.35	1,601,542	1,569,014
LVIP Managed Risk Profile 2050 Fund Standard Class	45,497	9.35	425,170	470,334
LVIP Mondrian International Value Fund Standard Class	202,630	15.78	3,197,914	3,778,486
LVIP SSgA Bond Index Fund Standard Class	53,026	11.16	591,932	607,613
LVIP SSgA Emerging Markets 100 Fund Standard Class	132,351	7.33	969,473	1,400,185
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	149,952	10.84	1,625,624	1,659,787
LVIP SSgA International Index Fund Standard Class	24,180	8.33	201,320	210,659
LVIP SSgA S&P 500 Index Fund Standard Class	7,027,546	14.40	101,161,530	85,747,574
LVIP SSgA Small-Cap Index Fund Standard Class	1,043,464	24.64	25,714,085	24,328,619
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	877,655	21.10	18,515,894	13,545,165
LVIP Templeton Growth Managed Volatility Fund Standard Class	997	29.76	29,674	34,164
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	50,270	31.55	1,586,173	1,004,175
NB AMT Large Cap Value Portfolio I Class	330,483	13.19	4,359,074	4,517,002
T. Rowe Price International Stock Portfolio	646,089	14.67	9,478,126	8,658,243

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	32,353	(57,589)	(25,236)
AB VPS Growth Portfolio Class B	20,361	(15,731)	4,630
American Century VP Balanced Fund Class I	6,805	(62,109)	(55,304)
American Funds Global Growth Fund Class 2	28,697	(37,978)	(9,281)
American Funds Growth Fund Class 2	40,967	(162,741)	(121,774)
American Funds Growth-Income Fund Class 2	54,131	(63,667)	(9,536)
American Funds International Fund Class 2	25,206	(98,036)	(72,830)
BlackRock Global Allocation V.I. Fund Class I	17,922	(15,774)	2,148
Delaware VIP Diversified Income Series Standard Class	16,950	(34,844)	(17,894)
Delaware VIP High Yield Series Standard Class	10,796	(31,543)	(20,747)
Delaware VIP REIT Series Service Class	20,488	(55,468)	(34,980)
Delaware VIP Small Cap Value Series Service Class	13,102	(71,101)	(57,999)
Delaware VIP Smid Cap Growth Series Service Class	41,081	(50,410)	(9,329)
Deutsche Alternative Asset Allocation VIP Portfolio A	1,056	(1,823)	(767)
Fidelity VIP Asset Manager Portfolio Initial Class	11,953	(108,018)	(96,065)
Fidelity VIP Contrafund Portfolio Service Class 2	36,054	(94,833)	(58,779)
Fidelity VIP Government Money Market Portfolio Initial Class	5,864	(4,471)	1,393
Fidelity VIP Growth Portfolio Initial Class	9,830	(113,746)	(103,916)
Janus Aspen Global Research Portfolio Institutional Shares	6,868	(38,772)	(31,904)
LVIP Baron Growth Opportunities Fund Service Class	4,786	(32,978)	(28,192)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,631	(1,926)	705
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,188	(20,247)	(11,059)
LVIP Clarion Global Real Estate Fund Standard Class	11,655	(10,133)	1,522
LVIP Delaware Bond Fund Standard Class	15,116	(58,652)	(43,536)
LVIP Delaware Diversified Floating Rate Fund Service Class	4,407	(58,948)	(54,541)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,284	(1,080)	3,204
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	6,037	(11,374)	(5,337)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	4,097	(18,117)	(14,020)
LVIP Delaware Social Awareness Fund Standard Class	18,744	(46,770)	(28,026)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	20,769	(39,341)	(18,572)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	4,025	(32,904)	(28,879)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	13,701	(54,072)	(40,371)
LVIP Global Income Fund Standard Class	7,637	(3,370)	4,267
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,132,450	(211,746)	920,704
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	5,440	(3,086)	2,354
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	10,816	(301)	10,515
LVIP Managed Risk Profile 2010 Fund Standard Class	4,082	(2,344)	1,738
LVIP Managed Risk Profile 2020 Fund Standard Class	46,442	(22,763)	23,679
LVIP Managed Risk Profile 2030 Fund Standard Class	38,746	(44,745)	(5,999)
LVIP Managed Risk Profile 2040 Fund Standard Class	26,319	(31,828)	(5,509)
LVIP Managed Risk Profile 2050 Fund Standard Class	18,972	(6,916)	12,056
LVIP Mondrian International Value Fund Standard Class	12,199	(29,829)	(17,630)
LVIP SSgA Bond Index Fund Standard Class	8,324	(7,551)	773
LVIP SSgA Emerging Markets 100 Fund Standard Class	11,025	(8,548)	2,477
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	5,612	(16,011)	(10,399)
LVIP SSgA International Index Fund Standard Class	4,119	(2,376)	1,743
LVIP SSgA S&P 500 Index Fund Standard Class	89,739	(811,497)	(721,758)
LVIP SSgA Small-Cap Index Fund Standard Class	12,822	(230,176)	(217,354)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	33,961	(89,897)	(55,936)
LVIP Templeton Growth Managed Volatility Fund Standard Class	942	(37)	905
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	4,794	(18,372)	(13,578)
NB AMT Large Cap Value Portfolio I Class	4,924	(25,476)	(20,552)
T. Rowe Price International Stock Portfolio	14,316	(65,602)	(51,286)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	29,671	(46,001)	(16,330)
AB VPS Growth Portfolio Class B	10,367	(28,643)	(18,276)
American Century VP Balanced Fund Class I	5,704	(57,621)	(51,917)
American Funds Global Growth Fund Class 2	17,587	(38,177)	(20,590)
American Funds Growth Fund Class 2	46,318	(202,904)	(156,586)
American Funds Growth-Income Fund Class 2	58,168	(58,570)	(402)
American Funds International Fund Class 2	35,438	(93,499)	(58,061)
BlackRock Global Allocation V.I. Fund Class I	19,022	(22,644)	(3,622)
Delaware VIP Diversified Income Series Standard Class	25,650	(49,563)	(23,913)
Delaware VIP High Yield Series Standard Class	25,575	(25,521)	54
Delaware VIP REIT Series Service Class	44,533	(54,103)	(9,570)
Delaware VIP Small Cap Value Series Service Class	26,887	(72,430)	(45,543)
Delaware VIP Smid Cap Growth Series Service Class	17,417	(99,580)	(82,163)
Deutsche Alternative Asset Allocation VIP Portfolio A	6,668	(4,341)	2,327
Fidelity VIP Asset Manager Portfolio Initial Class	8,606	(91,459)	(82,853)
Fidelity VIP Contrafund Portfolio Service Class 2	47,086	(124,603)	(77,517)
Fidelity VIP Government Money Market Portfolio Initial Class	8,782	(8,684)	98
Fidelity VIP Growth Portfolio Initial Class	18,272	(114,963)	(96,691)
Janus Aspen Global Research Portfolio Institutional Shares	10,618	(54,080)	(43,462)
LVIP Baron Growth Opportunities Fund Service Class	5,029	(49,659)	(44,630)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,776	(1,227)	2,549
LVIP BlackRock Inflation Protected Bond Fund Standard Class	20,542	(34,155)	(13,613)
LVIP Clarion Global Real Estate Fund Standard Class	11,497	(26,425)	(14,928)
LVIP Delaware Bond Fund Standard Class	30,699	(90,280)	(59,581)
LVIP Delaware Diversified Floating Rate Fund Service Class	70,653	(8,825)	61,828
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	3,768	(1,361)	2,407
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	8,617	(6,816)	1,801
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	11,147	(10,150)	997
LVIP Delaware Social Awareness Fund Standard Class	17,658	(70,867)	(53,209)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	37,702	(30,641)	7,061
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	18,033	(31,480)	(13,447)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	31,031	(64,923)	(33,892)
LVIP Global Income Fund Standard Class	9,067	(5,431)	3,636
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	236,276	(68,999)	167,277
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	256	(216)	40
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	15,821	(260)	15,561
LVIP Managed Risk Profile 2010 Fund Standard Class	5,015	(28,237)	(23,222)
LVIP Managed Risk Profile 2020 Fund Standard Class	40,536	(41,503)	(967)
LVIP Managed Risk Profile 2030 Fund Standard Class	68,601	(19,841)	48,760
LVIP Managed Risk Profile 2040 Fund Standard Class	31,931	(23,190)	8,741
LVIP Managed Risk Profile 2050 Fund Standard Class	18,100	(3,901)	14,199
LVIP Mondrian International Value Fund Standard Class	10,163	(27,067)	(16,904)
LVIP SSgA Bond Index Fund Standard Class	19,098	(23,290)	(4,192)
LVIP SSgA Emerging Markets 100 Fund Standard Class	16,614	(14,876)	1,738
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	9,677	(15,275)	(5,598)
LVIP SSgA International Index Fund Standard Class	4,554	(1,743)	2,811
LVIP SSgA S&P 500 Index Fund Standard Class	59,619	(837,985)	(778,366)
LVIP SSgA Small-Cap Index Fund Standard Class	27,225	(262,479)	(235,254)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	22,065	(104,075)	(82,010)
LVIP Templeton Growth Managed Volatility Fund Standard Class	2,528	—	2,528
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	10,206	(15,979)	(5,773)
NB AMT Large Cap Value Portfolio I Class	18,852	(34,120)	(15,268)
T. Rowe Price International Stock Portfolio	22,353	(77,498)	(55,145)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 26, 2016

Lincoln National Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2015
Statement of Operations - Year ended December 31, 2015
Statements of Changes in Net Assets - Years ended December 31, 2015 and 2014
Notes to Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2015 and 2014
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2015, 2014 and 2013
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2015, 2014 and 2013
Consolidated Statements of Cash Flows - Years ended December 31, 2015, 2014 and 2013
Notes to Consolidated Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable
(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4) Variable Annuity Contract (AN-701) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.
(5) Application (EM12812-MF12) incorporated herein by reference Registration Statement on Form N-4 filed on October 15, 2012.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 033-26032) filed on December 28, 2015.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Executive Vice President, General Counsel and Secretary[1]
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Dennis R. Glass**	President and Director
Kirkland L. Hicks**	Executive Vice President, General Counsel and Secretary[1]
Mark E. Konen**	Executive Vice President and Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director
*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
1Beginning April 16, 2016, Kirkland Hicks assumed this role previously held by Charles Brawley.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 29, 2016 there were 46,938 participants in group contracts under Account L.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 26th day of April, 2016.

Lincoln National Variable Annuity Account L (Registrant) Lincoln Secured Retirement IncomeSM Version 4
By:	/s/ Robert M. Melia Robert M. Melia Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ John D. Weber John D. Weber (Signature-Officer of Depositor) Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 26, 2016.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Mark E. Konen	Senior Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-5